President's Message

Dear Shareholders:

We are pleased to provide you with an update of ONE Fund's performance and investment activity for the annual period ended June 30, 1997. Despite some short-term volatility in the early months of 1997, stocks in general registered strong gains and bond performance overall was solid. Large-cap stocks in particular continued to drive the vigorous bull market to new records, just as they have for the past several years.

[PICTURE]

At present, corporate earnings, both in terms of their growth and their reliability, continue to be quite good. Inflation remains benign, at its lowest levels in some three decades. Credit growth has been slow and stable. Economic growth appears to be continuing at a moderate, sustainable pace. As we seek to capitalize on this favorable environment we remain mindful that the future course of the markets is, as always, uncertain. Therefore, we shall continue to adhere to our fundamental investment principles of careful selection and constant management in pursuit of long-term objectives.

OUR NEW LOOK

We believe it is important to clearly and efficiently communicate investment information to you. To that end, we are pleased to introduce several enhancements to our ONE Fund Annual Report. Foremost is the addition of a summary page for each portfolio (excepting the Money Market). There you'll find information on the portfolio's allocations and top holdings, data on its total returns, a graph showing the performance of a hypothetical investment in it and comments from the portfolio's manager. You'll notice several other changes throughout, all designed to help you better understand your investments. As always, we welcome your comments.

LOOKING AHEAD

August, 1997 marks ONE Fund's fifth anniversary. Over the five years the ONE Fund family has grown to nine portfolios approaching $100 million in net assets. We value the confidence you have demonstrated in us as we have attained this milestone. Our highest priority as we go forward remains earning your continued confidence with strong long-term performance.

Information on your investments is contained in the following pages. We are proud that ONE Fund is able to provide its shareholders with the sound results documented herein. Please contact your registered representative if you have questions about ONE Fund or your account. As your needs change over time, he or she stands ready to serve you.

In closing, I wish to thank ONE Fund's recently retired president, Don Zimmerman, for his leadership in advancing the best interests of our investors. It is now my privilege to serve as your president and my responsibility to continue the Fund's progress. Thank you again for the confidence you have placed in ONE Fund as you pursue your wealth-building endeavors.

Best regards,

/s/ John J. Palmer

John J. Palmer

This report may be used as sales literature only when accompanied or preceded by an effective prospectus of ONE Fund, Inc. which contains related sales expense and other pertinent information.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

Schedule of Investments                                           June 30, 1997

     FACE                                           MARKET
    AMOUNT             SHORT-TERM NOTES             VALUE
 -----------------------------------------------------------------
            AUTOMOTIVE AND RELATED (6.7%)
RELATED (4.6%)
 $100,000   Ford Motor Credit Corp.
               5.560%  07-30-97                $    99,552
  575,000   Ford Motor Credit Corp.
               5.620%  07-30-97                    572,397
  300,000   General Motors Acceptance Corp.
               5.560%  08-11-97                    298,100
                                               -----------
                                                   970,049
                                               -----------
            COMPUTER AND RELATED (4.7%)
  560,000   IBM Credit Corp.
               5.570%  07-15-97                    558,787
  115,000   IBM Credit Corp.
               5.510%  07-15-97                    114,754
                                               -----------
                                                   673,541
                                               -----------
            CONSUMER GOODS (9.8%)
  725,000   Allergen Inc.
               5.560%  07-22-97                    722,649
  700,000   Phillip Morris Inc.
               5.550%  08-11-97                    695,575
                                               -----------
                                                 1,418,224
                                               -----------
            CHEMICALS (4.5%)
  660,000   Englehard Corp.
               5.660%  07-17-97                    658,340
                                               -----------

            ELECTRICAL EQUIPMENT (4.7%)
  400,000   G.E. Capital
               5.570%  07-21-97                    398,762
  280,000   G.E. Capital
               5.610%  07-21-97                    279,127
                                               -----------
                                                   677,889
                                               -----------
            ENTERTAINMENT AND LEISURE (4.1%)
  600,000   Hasbro Inc.
               5.590%  08-29-97                    594,503
                                               -----------
            FINANCE (16.9%)
  590,000   Associates Corp. of N.A.
               5.550%  08-06-97                    586,726
  500,000   BHP Finance Corp.
               5.600%  07-01-97                    500,000
  675,000   Heller Financial
               5.600%  07-28-97                    672,165
  680,000   Household Finance Corp.
               5.550%  07-14-97                    678,637
                                               -----------
                                                 2,437,528
                                               -----------
            FOOD AND RELATED (6.3%)
  218,000   Pepsi Cola
               6.000%  07-01-97                    218,000
  700,000   Winn-Dixie
               5.550%  08-19-97                    694,712
                                               -----------
                                                   912,712
                                               -----------

     FACE                                           MARKET
    AMOUNT             SHORT-TERM NOTES             VALUE
 -----------------------------------------------------------------
              HOUSING, FURNITURE & RELATED (4.6%)
   $675,000   Sherwin Williams
                 5.640%  08-04-97              $   671,404
                                               -----------
              INDUSTRIAL (4.3%)
    620,000   BAT Capital Corp.
                 5.550%  07-23-97                  617,897
                                               -----------

              INSURANCE (11.5%)
    475,000   Prudential Funding
                 5.520%  08-12-97                  471,941
    700,000   Reliastar Mortgage
                 5.570%  07-15-97                  698,484
    500,000   Safeco Credit Company
                 5.530%  08-08-97                  497,081
                                               -----------
                                                 1,667,506
                                               -----------
              MACHINERY AND EQUIPMENT (4.6%)
    100,000   John Deere Capital Corp.
                 5.610%  08-18-97                   99,252
    180,000   John Deere Capital Corp.
                 5.620%  08-18-97                  178,651
    395,000   John Deere Capital Corp.
                 5.600%  08-18-97                  392,051
                                               -----------
                                                   669,954
                                               -----------
              MEDIA AND PUBLISHING (4.7%)
    680,000   Cox Enterprises
                 5.790%  07-09-97                  679,125
                                               -----------
              RETAIL (4.8%)
    500,000   Sears Roebuck
                 5.540%  08-19-97                  496,230
    195,000   Sears Roebuck
                 5.550%  08-19-97                  193,527
                                               -----------
                                                   689,757
                                               -----------
              UTILITIES (9.3%)
    650,000   Central Louisiana Electric
                 5.570%  07-08-97                  649,296
    700,000   PG&E Corp.
                 5.550%  07-21-97                  697,842
                                               -----------
                                                 1,347,138
                                               -----------
              TOTAL HOLDINGS
                 (Cost $14,685,567)(a)         $14,685,567
                                               ===========


(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

Statement of Assets and Liabilities
                                                                   June 30, 1997
ASSETS:
 Investments in securities at amortized cost
  and market value (note 1) ....................................     $14,685,567
 Cash in bank ..................................................             215
 Receivable for fund shares sold ...............................          17,993
 Deferred organizational expenses (note 1) .....................             455
 Other .........................................................           6,538
                                                                     -----------
  Total assets .................................................      14,710,768
                                                                     -----------
LIABILITIES:
 Payable for fund shares redeemed ..............................         301,044
 Payable for investment management
  services (note 3) ............................................           3,565
 Accrued 12b-1 fees (note 6) ...................................           5,122
 Other accrued expenses ........................................          14,266
 Dividends payable .............................................          22,279
                                                                     -----------
  Total liabilities ............................................         346,276
                                                                     -----------
Net assets at market value .....................................     $14,364,492
                                                                     ===========

Net assets consist of:
 Par value, $.001 per share ....................................     $    14,364
 Paid-in capital in excess of par value ........................      14,350,128
                                                                     -----------
Net assets at market value .....................................     $14,364,492
                                                                     ===========
Shares outstanding .............................................      14,364,492

Net asset value per share ......................................     $      1.00
                                                                     ===========
Maximum offering price per share ...............................     $      1.00
                                                                     ===========


Statement of Operations
                                                        Year ended June 30, 1997
INVESTMENT INCOME:
 Interest .................................................           $ 936,660
                                                                      ---------
EXPENSES:
 Management fees (note 3) .................................              54,943
 12b-1 fees (note 6) ......................................              25,483
 Custodian fees (note 3) ..................................              18,720
 Directors' fees ..........................................               2,800
 Professional fees ........................................              11,920
 Transfer agent fees ......................................              26,700
 Filing fees ..............................................              15,000
 Organizational expense (note 1) ..........................               3,471
 Other ....................................................              18,000
                                                                      ---------
  Total expenses ..........................................             177,037
  Less expenses voluntarily reduced
   or reimbursed (note 3) .................................             (41,281)
                                                                      ---------
  Net expenses ............................................             135,756
                                                                      ---------
  Net investment income ...................................             800,904
                                                                      ---------
   Net increase in net
   assets from operations .................................           $ 800,904
                                                                      =========




   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

Statement of Changes in Net Assets

                                                                                  YEAR ENDED      YEAR ENDED
                                                                                 JUNE 30, 1997   JUNE 30, 1996
                                                                                 -------------   -------------
From operations:
 Net investment income ..........................................................     $800,904         $826,263
                                                                                   -----------      -----------
   Net increase in assets from operations........................................      800,904          826,263
                                                                                   -----------      -----------
Dividends and distributions to shareholders:
 Dividends paid from net investment income.......................................     (800,904)        (826,263)
                                                                                   -----------      -----------
From capital share transactions (note 4):
 Received from shares sold ......................................................   17,151,447       13,411,231
 Received from dividends reinvested .............................................      545,914          821,475
 Paid for shares redeemed .......................................................  (19,142,752)     (12,570,685)
                                                                                   -----------      -----------
  Increase (decrease) in net assets derived from capital share transactions         (1,445,391)       1,662,021
                                                                                   -----------      -----------
    Increase (decrease) in net assets ...........................................   (1,445,391)       1,662,021
                                                                                   -----------      -----------
Net Assets:
 Beginning of period ............................................................   15,089,883       14,147,862
                                                                                   -----------      -----------
 End of period ..................................................................  $14,364,492      $15,809,883
                                                                                   ===========      ===========

Financial Highlights

                                                                                                                8-18-92
                                                                          YEARS ENDED JUNE 30,                    TO
                                                               1997        1996         1995         1994       6-30-93
                                                           ----------   ----------   ----------   ----------   ----------
Per share data:
Net asset value, beginning of period ...................         1.00   $     1.00   $     1.00   $     1.00   $     1.00
Income from investment operations:
 Net investment income .................................         0.05         0.05         0.05         0.03         0.02
Less distributions:
 Dividends from net investment income ..................        (0.05)       (0.05)       (0.05)       (0.03)       (0.02)
                                                           ----------   ----------   ----------   ----------   ----------
Net asset value, end of period .........................   $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                           ==========   ==========   ==========   ==========   ==========
Total return ...........................................         4.77%        5.18%        5.06%        3.06%        2.67%(b)

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
 Expenses ..............................................         0.80%        0.57%        0.51%        0.44%        0.43%(a)
 Net investment income .................................         4.71%        5.14%        4.99%        2.97%        2.70%(a)
Ratios assuming no fees waived or reimbursed by advisor:
 Expenses ..............................................         1.04%        0.87%        0.81%        0.74%        0.73%(a)
 Net investment income .................................         4.47%        4.84%        4.69%        2.67%        2.40%(a)

Net assets at end of period (millions) .................         14.4         15.8         14.1         12.3         21.3


(a)  Annualized

(b)  Calculated on an aggregate basis (not annualized)

(c) The advisor has elected to waive 0.15% of the management fee for the Money Market portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

   The accompanying notes are an integral part of these financial statements.

TAX-FREE INCOME PORTFOLIO ONE Fund, Inc.

OBJECTIVE
To provide high current income exempt from federal income taxes. Preservation of capital is a secondary objective. Normally, at least 85% of the assets of this portfolio will be invested in investsment grade municipal securities.

PERFORMANCE AS OF JUNE 30, 1997

AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge

1 year                       7.82%            4.47%
Since inception (11/1/94)    9.61%            7.94%


The maximum sales charge is 3%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

COMMENTS

In addition to policies implemented by the Federal Reserve regarding the overall level of interest rates, supply remains the principal force affecting the performance of the municipal bond market. In 1997, new supply has been light especially in conjunction with redemptions in the second quarter which have reduced $30 billion in municipals from the market. Accordingly, long municipal funds have outperformed long corporate bond funds so far this year.

Over the past 12 months (for the period ending 6/30/97), the ONE Fund Tax-Free Income Portfolio has exceeded the performance of the Lehman Brothers Municipal Bond Index - Intermediate (6.83%) prior to inclusion of any sales charges. Our fund has maintained a longer average maturity than the index and accordingly, we have exceeded its return during a period of declining interest rates. We have not made any significant changes to the portfolio even though bond prices have reached highs not seen for 18 months or so. We feel there is some risk that interest rates may have begun to move back up as the economy gains strength in the third quarter. If this scenario unfolds, our portfolio should continue to outperform the average fund in this category.

CHANGE IN VALUE OF $10,000 INVESTMENT

                Tax-Free Income Portfolio                Lehman Bros.
                (with max. sales change)             Municipal Bond Index-
          (Commenced operations November 1, 1994)        Intermediate

 6/30/94                9,700*                             10,000*
12/31/94                9,863                              10,039
 6/30/95               10,694                              10,976
12/31/95               11,476                              11,767
 6/30/96               11,384                              11,690
12/31/96               11,907                              12,297
 6/30/97               12,257                              12,742

* These figures actually begin as of 11/01/94.

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

TOP 10 BONDS AS OF JUNE 30, 1997

                                               % of Portfolio
1.  Washington Power Revenue  5.70%  7/01/12         4.5
2.  Chicago Midway Airport  5.5%  01/01/29           4.3
3.  Atlanta RTA  6.8%  7/01/14                       4.2
4.  PA Intergovt Coop Auth 6.75%  6/15/01            4.2
5.  North Carolina Med Care Commn Healthcare         4.2
    5.25%  5/01/26
6.  Clark City NV School District  7.0%  6/01/09     4.0
7.  New York State Med Care FACS 6.75%  8/15/14      4.0
8.  State of Nevada  6.6% 12/01/13                   4.0
9.  Matagorde TX  6.7%  3/01/27                      4.0
10. Mobile Alabama  6.95%  01/01/20                  3.9

TOP 5 CATEGORIES AS OF JUNE 30, 1997

                                               % of Portfolio
Power Revenue                                      22.4
Insured Bonds                                      16.4
Hospital Revenue                                   14.7
Pollution Control/Industrial Revenue               11.5
General Obligation                                 11.2

ONE FUND, INC.
TAX-FREE INCOME PORTFOLIO

Schedule of Investments                                           June 30, 1997

  FACE                                             MARKET
 AMOUNT            REPURCHASE AGREEMENTS           VALUE
--------------------------------------------------------------
           FINANCIAL (2.0%)
$137,000   Star Bank 5.250%  due 07-01-97
             repurchase price $137,020
             collateralized by GNMA certificates
             pool #8359
             due 01-20-24 (Cost $140,000)         $137,000
                                                ----------

           TOTAL REPURCHASE AGREEMENTS
             (2.0%)  (Cost $137,000)              $137,000
                                                ----------


  FACE                                             MARKET
 AMOUNT               MUNICIPAL BONDS              VALUE
--------------------------------------------------------------
           AIRPORT REVENUE (7.7%)
$300,000   Chicago Illinois Midway Airport
              5.500%  01-01-29                    $289,776
 250,000   Chicago Illinois O'Hare Airport
              5.000% 01-01-13                      234,593
                                                ----------
                                                   524,369
                                                ----------
           CONVENTION COMPLEX &
           HOSPITALITY FACILITIES (3.0%)
 200,000   Metropolitan Pier
              6.250%  07-01-17                     204,356
                                                ----------

           GENERAL OBLIGATION BONDS (11.2%)
 100,000   Clairborne County Mississippi
              7.300% 05-01-25                      105,367
 150,000   Commonwealth of Puerto Rico
              5.500%  07-01-17                     147,765
 250,000   State of Nevada
              6.600% 12-01-13                      274,550
 250,000   State of Washington
              5.000% 05-01-17                      236,010
                                                ----------
                                                   763,692
                                                ----------
           HOSPITAL REVENUE (14.7%)
 250,000   Hawaii Department of Budget
              6.000%  07-01-20                     256,170
 250,000   Massachusetts State Hospital
              6.200%  10-01-16                     261,313
 300,000   North Carolina Medical Care Comm.
              5.250%  05-01-26                     283,200
 200,000   Wisconsin Health and Education
              6.125%  11-15-15                     207,286
                                                ----------
                                                 1,007,969
                                                ----------
           HOUSING REVENUE (2.2%)
 150,000   Alaska Housing
              5.875% 12-01-24                      150,281
                                                ----------

       FACE                                       MARKET
      AMOUNT     MUNICIPAL BONDS                  VALUE
     ---------------------------------------------------------
                INSURED BONDS (16.4%)
  $250,000   Atlanta RTA
                6.800% 07-01-14 (Insured MBIA)  $  285,842
   250,000   Matagorde Texas
                6.700%  03-01-27 (Insured AMBAC)   272,273
   250,000   New York State Med Care
                6.750%  08-15-14 (Insured AMBAC)   274,920
   250,000   Pennsylvania Intergovernment Corp.
                6.750%  06-15-21 (Insured FGIC)    283,605
                                                ----------
                                                 1,116,640
                                                ----------
             POLLUTION CONTROL &
             INDUSTRIAL REVENUE

   250,000   Lawrenceburg, Indiana
                5.900% 11-01-19                    249,945
   250,000   Richland County, S. Carolina
                6.550% 11-01-20                    267,612
   250,000   West Feliciana, Louisiana
                8.000% 12-01-24                    267,053
                                                ----------
                                                   784,610
                                                ----------
             POWER REVENUE (22.4%)
   250,000   Jacksonville Florida Municipal
                5.500% 10-01-14                    249,288
   250,000   Mobile Alabama
                6.950% 01-01-20                    267,985
   250,000   North Carolina Eastern Power
                6.000%  01-01-22                   250,797
   250,000   Salt River Arizona Project
                5.000%  01-01-13                   242,265
   200,000   Southern California Public Power
                6.000%  07-01-18                   210,373
   300,000   Washington Power
                5.700%  07-01-12                   305,400
                                                ----------
                                                 1,526,108
                                                ----------
             SCHOOL REVENUE (4.0%)
   250,000   Clark County, Nevada School District
                7.000% 06-01-09                    275,406
                                                ----------
             WATER REVENUE (3.7%)
   250,000   Metropolitan Water District of
                S. California
                5.500% 07-01-13                    252,820
                                                ----------
             TOTAL MUNICIPAL BONDS
                (Cost  $6,011,706)              $6,606,250
                                                ----------
             TOTAL HOLDINGS
                (Cost  $6,148,706) (a)          $6,743,250
                                                ==========




(a) Also represents cost for Federal income tax purposes.


   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
TAX-FREE INCOME PORTFOLIO

Statement of Assets and Liabilities
                                                                   JUNE 30, 1997
ASSETS:
 Investments in securities at market
  value (note 1) (Cost $6,148,706).............................     $ 6,743,250
 Cash in bank .................................................             666
 Receivable for fund shares sold ..............................              24
 Dividends and accrued interest receivable ....................         121,505

 Deferred organizational expenses (note 1) ....................           1,213

 Other ........................................................           2,502
                                                                    -----------
  Total assets ................................................       6,869,160
                                                                    -----------
LIABILITIES:
 Payable for investment management
  services (note 3) ...........................................           3,105
 Accrued 12b-1 fees (note 6) ..................................           4,076
 Other accrued expenses .......................................          11,753
 Dividends payable ............................................          23,606
                                                                    -----------
  Total liabilities ...........................................          42,540
                                                                    -----------
Net assets at market value ....................................     $ 6,826,620
                                                                    ===========
Net assets consist of:
 Par value, $.001 per share ...................................     $       615
 Paid-in capital in excess of par value .......................       6,242,688
 Accumulated undistributed net realized
  loss on investments .........................................         (11,340)
 Net unrealized appreciation on investments ...................         594,544
 Undistributed net investment income ..........................             113
                                                                    -----------
Net assets at market value ....................................     $ 6,826,620
                                                                    ===========
Shares outstanding ............................................         615,334

Net asset value per share .....................................     $     11.09
                                                                    ===========
Maximum offering price per share ($11.09/97%)  ................     $     11.43
                                                                    ===========


   Statement of Operations
                                                       YEAR ENDED JUNE 30, 1997

Investment income:
 Interest ........................................................    $ 402,595
                                                                      ---------
EXPENSES:
 Management fees (note 3) ........................................       40,001
 12b-1 fees (note 6) .............................................       16,667
 Custodian fees (note 3) .........................................        8,713
 Directors' fees .................................................        1,120
 Professional fees ...............................................        4,768
 Transfer agent fees .............................................       11,000
 Filing fees .....................................................        6,000
 Organizational expense (note 1) .................................          522
 Other ...........................................................        7,692
                                                                      ---------
  Total expenses .................................................       96,483
  Less expenses voluntarily reduced
   or reimbursed (note 3) ........................................      (14,059)
                                                                      ---------
  Net expenses ...................................................       82,424
                                                                      ---------
  Net investment income ..........................................      320,171
                                                                      ---------
Realized and unrealized gain (loss) on investments:
 Net realized loss from investments...............................       (4,042)
 Net increase in unrealized
  appreciation on investments ....................................      185,075
                                                                      ---------
   Net gain on investments .......................................      181,033
                                                                      ---------
   Net increase in net
   assets from operations ........................................    $ 501,204
                                                                      =========



   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
TAX-FREE INCOME PORTFOLIO

Statement of Changes in Net Assets

                                                                                    YEAR ENDED      YEAR ENDED
                                                                                   JUNE 30, 1997  JUNE 30, 1996
                                                                                   -------------  -------------
From operations:
 Net investment income ..........................................................   $   320,171    $   315,773
 Realized loss on investments ...................................................        (4,042)        (7,298)
 Unrealized gain on investments .................................................       185,075         71,682
                                                                                    -----------    -----------
   Net increase in assets from operations .......................................       501,204        380,157
                                                                                    -----------    -----------
Dividends and distributions to shareholders:
 Dividends paid from net investment income ......................................      (320,058)      (315,773)
                                                                                    -----------    -----------
From capital share transactions (note 4):
 Received from shares sold ......................................................       436,076        315,892
 Received from dividends reinvested .............................................       153,756        311,840
 Paid for shares redeemed .......................................................      (227,986)       (65,222)
                                                                                    -----------    -----------
  Increase in net assets derived from capital share transactions ................       361,846        562,510
                                                                                    -----------    -----------
    Increase in net assets ......................................................       542,992        626,894
                                                                                    -----------    -----------
Net Assets:
 Beginning of period ............................................................     6,283,628      5,656,734
                                                                                    -----------    -----------
 End of period (a) ..............................................................   $ 6,826,620    $ 6,283,628
                                                                                    ===========    ===========

(a) Includes undistributed net investment income of .............................   $       113              0
                                                                                    ===========    ===========


Financial Highlights

                                                                                11-1-94
                                                          YEARS ENDED JUNE 30,    TO
                                                            1997       1996     6-30-95
                                                           ------     ------     ------
Per share data:
Net asset value, beginning of period ...................    10.79      10.66      10.00
Income from investment operations:
 Net investment income .................................     0.53       0.56       0.35
 Net realized and unrealized gain on investments .......     0.30       0.13       0.66
                                                           ------     ------     ------
  Total income from investment operations ..............     0.83       0.69       1.01
                                                           ------     ------     ------
Less distributions:
 Dividends from net investment income ..................    (0.53)     (0.56)     (0.35)
                                                           ------     ------     ------
Net asset value, end of period .........................   $11.09     $10.79     $10.66
                                                           ======     ======     ======
Total return ...........................................     7.82%      6.59%     10.26%(b)

Ratios and supplemental data:
Ratios net of fees waived or reimbursed by advisor (c):
 Expenses ..............................................     1.24%      0.94%      0.91%(a)
 Net investment income .................................     4.81%      5.20%      5.04%(a)
Ratios assuming no fees waived or reimbursed by advisor:
 Expenses ..............................................     1.45%      1.24%      1.21%(a)
 Net investment income .................................     4.60%      4.90%      4.74%(a)

Portfolio turnover rate ................................        6%         8%         0%
Net assets at end of period (millions) .................      6.8        6.3        5.7

(a)  Annualized

(b)  Calculated on an aggregate basis (not annualized)

(c) The advisor has elected to waive 0.15% of the management fee for the Tax-Free Income portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

   The accompanying notes are an integral part of these financial statements.

INCOME PORTFOLIO
ONE FUND, INC.

OBJECTIVE

To provide high current income. Preservation of capital is a secondary objective. Normally, at least 85% of the assets of this portfolio will be invested in investment-grade fixed-income securities and the equivalent. The remainder may be invested in below investment-grade corporate bonds.

PERFORMANCE AS OF JUNE 30, 1997

AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
1 year                       8.26%            4.78%
3 year                       8.10%            6.91%
Since inception (8/18/92)    6.06%            5.34%

The maximum sales charge is 3%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

COMMENTS

The ONE Fund Income Portfolio has exceeded the performance of the Lehman Brothers Government/Corporate Intermediate Bond Index (7.22%) over the past 12 months (for the period ending 6/30/97, prior to inclusion of any sales charge). The outperformance was a result of our having a longer average maturity than the index during a period when interest rates declined. We have not made any significant portfolio adjustments even though we've been in the midst of a very strong bond market rally since April. We are concerned that the economy may begin a growth spurt in the third quarter and bonds will give back some of their earlier gains this year.

CHANGE IN VALUE OF $10,000 INVESTMENT

                Income Portfolio
            (with max. sales charge)           Lehman Bros.
             (Commenced operations       Gov/Corporate Bond Index-
                August 18, 1992)               Intermediate

 8/19/92              9,700                       10,000
12/31/92              9,758                       10,100
 6/30/93             10,627                       10,727
12/30/93             10,849                       10,987
 6/30/94             10,224                       10,699
12/30/94             10,263                       10,774
 6/30/95             11,407                       11,808
12/31/95             11,980                       12,424
 6/30/96             11,921                       12,398
12/31/96             12,512                       12,927
 6/30/97             12,882                       13,293

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

TOP 10 BONDS AS OF JUNE 30, 1997

                                               % of Portfolio

1.  US Treasury  6.375%  8/15/02                   15.1
2.  US Treasury  7.375%  11/15/97                   6.1
3   Texas Utilities  7.48%  1/01/17                 4.4
4.  ITT Dest  6.75%  11/15/01                       4.3
5.  El Paso Electric  8.90%  2/01/06                4.0
6.  Maxus Energy  9.875%  10/15/02                  4.0
7.  Tenneco  7.875%  10/01/02                       4.0
8.  Fruit of the Loom  7.875% 10/15/99              3.9
9.  ITT Rayonier  7.50%  10/15/02                   3.9
10. IBM  7.25%  11/01/02                            3.9


TOP 5 INDUSTRIES AS OF JUNE 30, 1997

                                               % of Portfolio
Government                                         21.2
Utilities                                          15.6
Oil, Energy & Natural Gas                          12.5
Hotel/Lodging                                       7.4
Medical & Related                                   7.0

 ONE FUND, INC.
 INCOME PORTFOLIO

 Schedule of Investments                                          June 30, 1997

    FACE                                            MARKET
   AMOUNT         REPURCHASE AGREEMENTS              VALUE
   ----------------------------------------------------------
            FINANCIAL (1.5%)
  $102,000  Star Bank 5.250%  due 07-01-97
              repurchase price $102,015
              pool # 8359
              collateralized by GNMA certificates
              due 01-20-24 (Cost $105,000)        $  102,000
                                                  -----------

            TOTAL REPURCHASE AGREEMENTS
              (1.5%) (Cost $102,000)              $   102,000
                                                  -----------


    FACE                                             MARKET
   AMOUNT        LONG-TERM BONDS & NOTES              VALUE
   ----------------------------------------------------------
            GOVERNMENT (21.2%)
$1,000,000  U.S. Treasury Note
               6.375% 08-15-02                    $   999,688

   400,000  U.S. Treasury Note
               7.375% 11-15-97                        402,625
                                                  -----------
                                                    1,402,313
                                                  -----------
            COMMUNICATONS (1.6%)
   100,000  Comcast Cable Communications
               8.375%  05-01-07                       106,552
                                                  -----------
            COMPUTER AND RELATED (3.9%)
   250,000  International Business Machines
               7.250%  11-01-02                       255,988
                                                  -----------

            CONSUMER GOODS (3.7%)
   250,000  RJR Nabisco, Inc.
               7.625% 09-15-03                        242,228
                                                  -----------

            FORESTRY AND PAPER PRODUCTS (3.9%)
   250,000  ITT Rayonier, Inc.
               7.500% 10-15-02                        256,048
                                                  -----------

            HOTEL/LODGING (7.4%)
   300,000  ITT Destinations, Inc.
               6.750%  11-15-05                       285,460
   200,000  Marriott International
               7.875% 04-15-05                        207,620
                                                  -----------
                                                      493,080
                                                  -----------
            MEDICAL AND RELATED (7.0%)
   250,000  Bergen Brunswig Corp.
               7.375% 01-15-03                        254,847
   200,000  Manor Care, Inc.
               9.500% 11-15-02                        208,561
                                                  -----------
                                                      463,408

            OIL, ENERGY AND NATURAL GAS (12.5%)
   250,000  Maxus Energy
               9.875% 10-15-02                        263,750
   200,000  PDV America, Inc.
                7.875% 08-01-03                       203,200
   100,000  Seagull Energy
               7.875% 08-01-03                         98,420
   250,000  Tenneco Inc.
               8.075%  10-01-02                       263,118
                                                  -----------
                                                      828,488
                                                  -----------

     FACE                                           MARKET
    AMOUNT       LONG-TERM BONDS & NOTES             VALUE
  -----------------------------------------------------------
               REAL ESTATE (3.0%)
     $200,000  Avalon Properties Inc.
                  7.375% 09-15-02                 $   200,262
                                                  -----------
               RETAIL (1.6%)
      100,000  Genesco, Inc.
                  10.375% 02-01-03                $   103,500
                                                  -----------
               TEXTILES AND RELATED (3.9%)
      250,000  Fruit of the Loom Corp.
                  7.875%  10-15-99                $   256,492
                                                  -----------
               TRANSPORTATION (3.7%)
      250,000  Illinois Central Gulf Railroad
                  6.750%  05-15-03                $   247,956
                                                  -----------
               UTILITIES (15.6%)
      250,000  El Paso Electric Co.
                  8.900%  02-01-06                $   267,500
      250,000  Mississippi Power and Light
                  8.800%  04-01-05                $   253,797
      219,467  Puget Power
                  6.450%  04-11-05                $   217,865
      300,000  Texas Utilities Electric
                  7.480% 01-01-17                 $   290,255
                                                  -----------
                                                  $ 1,029,417
                                                  -----------

               TOTAL LONG-TERM BONDS & NOTES
                  (89.0) (Cost  $5,797,907)       $ 5,885,732
                                                  -----------

                                                     MARKET
      SHARES            PREFERRED STOCK              VALUE
    ---------------------------------------------------------
               OIL, ENERGY AND NATURAL GAS (2.5%)
        6,500  Phillips Gas Co., 9.320%, Series A $   169,000
                                                  -----------

               UTILITIES (5.9%)
        8,000  GTE Delaware, 8.750% Series B      $   212,000
        7,000  Connecticut Light, Power & Capital
                  9.300% Series A                 $   175,875
                                                  -----------
                                                  $   387,875
                                                  -----------

               TOTAL PREFERRED STOCK (8.4%)
                  (Cost  $537,500)                $   556,875
                                                  -----------
               TOTAL HOLDINGS
                  (Cost  $6,437,407) (a)          $ 6,544,607
                                                  ===========

        (a) Also represents cost for Federal income tax purposes.




   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
Income Portfolio

Statement of Assets and Liabilities

                                                                  June 30, 1997
ASSETS:
 Investments in securities at market
  value (note 1) (Cost $6,437,407) .........................        $ 6,544,607
 Cash in bank ..............................................                801
 Receivable for fund shares sold ...........................                746
 Dividends and accrued interest receivable .................            122,482
 Deferred organizational expenses (note 1) .................                455
 Other .....................................................              8,810
                                                                    -----------
  Total assets .............................................          6,677,901
                                                                    -----------
LIABILITIES:
 Payable for investment management
  services (note 3) ........................................              3,858
 Accrued 12b-1 fees (note 6) ...............................              3,918
 Other accrued expenses ....................................             19,246
 Dividends payable .........................................             27,600
                                                                    -----------
  Total liabilities ........................................             54,622
                                                                    -----------
Net assets at market value .................................        $ 6,623,279
                                                                    ===========

Net assets consist of:
 Par value, $.001 per share ................................        $       679
 Paid-in capital in excess of par value ....................          6,618,945
 Accumulated undistributed net realized
  loss on investments ......................................           (103,545)
 Net unrealized appreciation on investments ................            107,200
                                                                    -----------

Net assets at market value .................................        $ 6,623,279
                                                                    ===========

Shares outstanding .........................................            679,257

Net asset value per share ..................................        $      9.75
                                                                    ===========
Maximum offering price per share ($9.75/97%) ...............        $     10.05
                                                                    ===========



    Statement of Operations
                                                              Year ended June 30, 1997
    Investment income:
     Interest .................................................       $ 501,524
                                                                      ---------
    EXPENSES:
     Management fees (note 3) .................................          33,991
     12b-1 fees (note 6) ......................................          16,672
     Custodian fees (note 3) ..................................          12,368
     Directors' fees ..........................................           1,260
     Professional fees ........................................           5,364
     Transfer agent fees ......................................          12,900
     Filing fees ..............................................           6,750
     Organizational expense (note 1) ..........................           3,471
     Other ....................................................           7,938
                                                                      ---------
      Total expenses ..........................................         100,714
      Less expenses voluntarily reduced
       or reimbursed (note 3) .................................         (20,063)
                                                                      ---------
      Net expenses ............................................          80,651
                                                                      ---------
      Net investment income ...................................         420,873
                                                                      ---------
    Realized and unrealized gain on investments:
     Net realized gain from investments .......................           7,352
     Net increase in unrealized
      appreciation on investments .............................          98,941
                                                                      ---------
       Net gain on investments ................................         106,293
                                                                      ---------
       Net increase in net
       assets from operations .................................       $ 527,166
                                                                      =========



  The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
Income Portfolio

Statement of Changes in Net Assets

                                                                   Year Ended      Year Ended
                                                                  June 30, 1997   June 30, 1996
                                                                  -------------   -------------
From operations:
 Net investment income .........................................   $   420,873    $   468,533
 Realized gain (loss) on investments ...........................         7,352        (49,166)
 Unrealized gain (loss) on investments .........................        98,941        (89,116)
                                                                   -----------    -----------
   Net increase in assets from operations ......................       527,166        330,251
                                                                   -----------    -----------
Dividends and distributions to shareholders:
 Dividends paid from net investment income .....................      (420,873)      (468,533)
                                                                   -----------    -----------
   Total dividends and distributions ...........................      (420,873)      (468,533)
                                                                   -----------    -----------
From capital share transactions (note 4):
 Received from shares sold .....................................       201,790        779,610
 Received from dividends reinvested ............................       224,885        431,894
 Paid for shares redeemed ......................................      (892,262)    (1,233,852)
                                                                   -----------    -----------
  Decrease in net assets derived from capital share transactions      (465,587)       (22,348)
                                                                   -----------    -----------
    Decrease in net assets .....................................      (359,294)      (160,630)
                                                                   -----------    -----------
Net Assets:
 Beginning of period ...........................................     6,982,573      7,143,203
                                                                   -----------    -----------

 End of period .................................................   $ 6,623,279    $ 6,982,573
                                                                   ===========    ===========


    Financial Highlights

                                                                                                      8-18-92
                                                                     Years Ended June 30,               to
                                                            1997       1996      1995       1994      6-30-93
                                                           ------     ------    ------     ------     ------
Per share data:
Net asset value, beginning of period ...................   $ 9.59     $ 9.78    $ 9.39     $10.43     $10.00
Income (loss) from investment operations:
 Net investment income .................................     0.61       0.63      0.65       0.62       0.45
 Net realized and unrealized gain (loss) on investments      0.16      (0.19)     0.39      (0.98)      0.45
                                                           ------     ------    ------     ------     ------
  Total income (loss) from investment operations .......     0.77       0.44      1.04      (0.36)      0.90
                                                           ------     ------    ------     ------     ------
Less distributions:
 Dividends from net investment income ..................    (0.61)     (0.63)    (0.65)     (0.62)     (0.45)
 Distributions from net realized capital gains .........     0.00       0.00      0.00      (0.06)     (0.02)
                                                           ------     ------    ------     ------     ------
  Total distributions ..................................    (0.61)     (0.63)    (0.65)     (0.68)     (0.47)
                                                           ------     ------    ------     ------     ------
Net asset value, end of period .........................   $ 9.75     $ 9.59    $ 9.78     $ 9.39     $10.43
                                                           ======     ======    ======     ======     ======

Total return ...........................................     8.26%      4.61%    11.58%     (3.79%)     9.56%(b)

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
 Expenses ..............................................     1.21%      0.97%     0.85%      1.02%      1.11%(a)
 Net investment income .................................     6.29%      6.50%     6.80%      6.10%      5.07%(a)
Ratios assuming no fees waived or reimbursed by advisor:
 Expenses ..............................................     1.51%      1.22%     1.10%      1.27%      1.36%(a)
 Net investment income .................................     5.99%      6.25%     6.55%      5.85%      4.82%(a)

Portfolio turnover rate ................................       10%         9%        4%         6%         6%
Net assets at end of period (millions) .................   $  6.6     $  7.0    $  7.1     $  4.6     $  5.7


(a)  Annualized

(b)  Calculated on an aggregate basis (not annualized)

(c) The advisor has elected to waive 0.15% of the management fee for the Income portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

The accompanying notes are an integral part of these financial statements.

INCOME & GROWTH PORTFOLIO
ONE FUND, INC.

OBJECTIVE
To provide moderate income with the potential for increasing income over time. Growth of capital is also a primary objective. At least 90% of the assets of this portfolio will be invested in income-producing securities. Normally, at least 50% of the assets will be invested in dividend-paying stock.

PERFORMANCE AS OF JUNE 30, 1997

AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
1 year                      22.34%           16.24%
3 year                      18.69%           16.68%
Since inception (8/18/92)   14.05%           12.86%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

COMMENTS

The financial markets, primarily the equity markets, have experienced tremendous growth over the past twelve months. This surge is the result of strong corporate profits, low inflation, moderate interest rates and tremendous cash flows into the markets. The leaders in this market have been the large capitalization stocks, fueled by flows of funds into the various mutual fund portfolios that invest, primarily, in the large cap names (i.e., S&P Index Funds, Large Cap Growth Funds). Most firms whose holdings consist of a blend of common stocks and fixed income holdings did not keep pace with the S&P 500 Index over the past twelve months.

   The ONE Fund Income & Growth lagged the S&P 500 Index during this period because it is invested in common stocks (companies of all market caps), medium-term corporate bonds, and convertible instruments. It also maintained a cash position of three to twelve percent during the period, somewhat lowering returns. Investment decisions are based primarily on a company's growth prospects, valuation relative to these growth prospects, dividend paying ability and growth, balance sheet strength, and evidence of capable management, regardless of size. Medium-term corporate bonds, convertible instruments, and Real Estate Investment Trusts are utilized to enhance the portfolio yield as current income is an important objective of the fund.

   At this time, we have chosen to stay with our decision process and include all sizes of companies and income producing instruments in the portfolio. It is felt that this will best meet the fund's objectives and could at times exceed, equal, or lag the S&P 500 Index return.

CHANGE IN VALUE OF $10,000 INVESTMENT

              Income & Growth Portfolio
              (with max. sales charge)
               (Commenced operations
                  August 18, 1992)           S&P 500 Index

 8/19/92                9,500                    10,000
12/31/92                9,487                    10,531
 6/30/93               10,687                    11,044
12/30/93               11,148                    11,560
 6/30/94               10,774                    11,168
12/30/94               11,073                    11,712
 6/30/95               12,865                    14,084
12/31/95               13,798                    16,119
 6/30/96               14,730                    17,609
12/31/96               15,981                    19,666
 6/30/97               18,020                    23,719

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

TOP 10 STOCKS AS OF JUNE 30, 1997

                                               % of Portfolio
1.  Camco International                              3.3
2.  Intel                                            3.2
3.  Hewlett-Packard                                  3.2
4.  Allied Signal                                    3.2
5.  Texas Instruments                                2.6
6.  Burlington Northern Santa Fe                     2.6
7.  Regal Beloit                                     2.4
8.  Westinghouse                                     2.1
9.  Microsoft Corp.                                  1.9
10. Magna International                              1.8

TOP 5 INDUSTRIES AS OF JUNE 30, 1997

                                              % of Portfolio
Computer & Related                                 13.2
Oil, Energy & Natural Gas                          12.1
Real Estate                                         6.2
Industrial Services                                 6.1
Chemicals                                           4.2

ONE FUND, INC.
Income & Growth Portfolio

Schedule of Investments

      FACE                                                            MARKET
     AMOUNT       LONG-TERM BONDS & NOTES                              VALUE
-------------------------------------------------------------------------------
              BANKING (0.8%)
   $100,000   First State Bancorporation
                 7.500%  04-30-17                                     $108,375
                                                                      ---------
              COMMUNICATIONS (0.8%)
    100,000   Comcast Cable Communications
                 8.375%  05-01-07                                      106,552
                                                                      ---------
              COMPUTER AND RELATED (1.9%)
    250,000   IBM Corp.
                 7.250% 11-01-02                                       255,988
                                                                      ---------
              ELECTRICAL EQUIPMENT (0.7%)
    100,000   Richey Electronics
                 7.000%  03-01-06                                        89,625
                                                                      ---------
              FINANCE (0.8%)
    100,000   Citifed Bancorp
                 8.250%  09-01-03                                        99,934
                                                                      ---------
              FORESTRY AND PAPER PRODUCTS (1.9%)
    250,000   ITT Rayonier, Inc.
                 7.500% 10-15-02                                        256,048
                                                                      ---------
              OIL, ENERGY AND NATURAL GAS (9.1%)
    250,000   Maxus Energy
                 9.875% 10-15-02                                        263,750
    100,000   Offshore Logistics
                 6.000%  12-15-06                                       107,500
    300,000   PDV America, Inc.
                 7.875%  08-01-03                                       304,800
    250,000   Tenneco, Inc.
                 8.075%  10-01-02                                       263,118
    250,000   Union Texas Petroleum
                 8.250%  11-15-99                                       259,210
                                                                      ---------
                                                                      1,198,378
                                                                      ---------
              UTILITIES (1.5%)
    200,000   Mississippi Power and Light
                 8.800% 04-01-05                                        203,038
                                                                      ---------
              TOTAL LONG-TERM BONDS & NOTES
                 (17.5%) (COST  $2,231,782)                          $2,317,938
                                                                     ----------

      FACE                                                             MARKET
     AMOUNT          SHORT-TERM NOTES                                  VALUE
-------------------------------------------------------------------------------
              AUTOMOTIVE AND RELATED (2.2%)
   $145,000   Ford Motor Credit Corp.
                 5.520%  07-03-97                                      $144,956
    140,000   General Motors Accptance Corp.
                 5.580%  07-08-97                                       139,848
                                                                      ---------
                                                                        284,804
                                                                      ---------
              FINANCE (2.8%)
    230,000   Heller Financial, Inc.
                 5.620%  07-09-97                                       229,713
    145,000   Household Financial Corp.
                 5.460%  07-01-97                                       145,000
                                                                      ---------
                                                                        374,713
                                                                      ---------

        FACE                                                           MARKET
       AMOUNT           SHORT-TERM NOTES                               VALUE
-------------------------------------------------------------------------------
                RETAIL (0.7%)
   $100,000     Sears Roebuck
                   5.500%  07-02-97                                  $   99,984
                                                                     ----------

                TOTAL SHORT-TERM NOTES (5.7%)
                   (COST  $759,501)                                  $  759,501
                                                                     ----------

                                                                       Market
       SHARES             COMMON STOCK                                 VALUE
-------------------------------------------------------------------------------
                AEROSPACE (3.2%)
        5,000   Allied Signal, Inc.                                  $  420,000
                                                                     ----------
                AUTOMOTIVE AND RELATED (3.1%)
        3,300   Chrysler Corp.                                          108,281
        2,500   Cooper Tire & Rubber Co.                                 55,000
        4,000   Magna International, Inc.                               240,750
                                                                     ----------
                                                                        404,031
                                                                     ----------
                BANKING (1.5%)
        3,500 * Flagstar Bancorp Inc.                                    56,875
        1,000   Star Banc Corp.                                          42,250
        2,500   Susquehanna Bancshares                                   98,125
                                                                     ----------
                                                                        197,250
                                                                     ----------
                BUSINESS SERVICES (3.4%)
        5,000   First Data Corp.                                        219,688
        3,000   Manpower Inc.                                           133,500
        6,000   Reynolds and Reynolds                                    94,500
                                                                     ----------
                                                                        447,688
                                                                     ----------
                CHEMICALS (4.2%)
        1,250   Hanson Trust PLC                                         31,250
        5,000   Learonal Inc.                                           142,500
        5,000   Minerals Technologies Inc.                              187,500
        6,000   OM Group Inc.                                           198,750
                                                                     ----------
                                                                        560,000
                                                                     ----------
                COMPUTER AND RELATED (13.2%)
        1,925 * 3Com Corporation                                         86,625
        2,000   Computer Associates International                       111,375
        7,500   Hewlett Packard Co.                                     420,000
        3,000   Intel Corp.                                             425,438
       10,000   MacNeal-Schwendler Corp.                                108,750
        2,000 * Microsoft Corp.                                         252,750
        4,000   Texas Instruments, Inc.                                 336,250
                                                                     ----------
                                                                      1,741,188
                                                                     ----------
                CONSUMER PRODUCTS (0.5%)
        2,000   Stanhome, Inc.                                           65,750
                                                                     ----------
                ELECTRICAL EQUIPMENT (3.9%)
        3,000   Varian Associates, Inc.                                 162,750
       12,000   Westinghouse Electric                                   277,500
        1,000   Xerox Corp.                                              78,875
                                                                     ----------
                                                                        519,125
                                                                     ----------
                ENTERTAINMENT AND LEISURE (1.7%)
        5,000   Cedar Fair                                              218,750
                                                                     ----------
                FINANCE (1.5%)
       15,000   Bando McGlocklin Capital                                198,750
                                                                     ----------
                FOOD AND RELATED (2.5%)
        3,000   H.J. Heinz Co.                                          138,375
        6,000   Panamerican Beverages Inc.                              197,250
                                                                     ----------
                                                                        335,625
                                                                     ----------

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS                                        JUNE 30, 1997

                                                                      MARKET
     SHARES            COMMON STOCK                                   VALUE
-------------------------------------------------------------------------------
              FORESTRY AND PAPER PRODUCTS (0.9%)
      4,000   Sonoco Products Co.                                   $  121,750
                                                                    ----------
              HOUSING, FURNITURE & RELATED (1.3%)
      7,100   Haverty Furniture Co.                                     88,750
      6,200   Shelby Williams Industries Inc.                           84,475
                                                                    ----------
                                                                       173,225
                                                                    ----------
              INDUSTRIAL SERVICES (6.1%)
      6,000   Clarcor Inc.                                             148,500
     12,000   Regal Beloit Corp.                                       314,250
      7,000   Versa Technologies Inc.                                  110,250
      5,000   York International, Corp.                                230,000
                                                                    ----------
                                                                       803,000
                                                                    ----------
              INSURANCE SERVICES (0.8%)
      4,000   Blanch EW Holdings Inc.                                  106,750
                                                                    ----------
              MEDICAL AND RELATED (2.4%)
        500   Allegiance Corporation                                    13,625
      2,500   Baxter International                                     130,625
      2,150   National Healthcare LP                                    95,943
      1,500   United Healthcare Corporation                             78,000
                                                                    ----------
                                                                       318,193
                                                                    ----------
              OIL, ENERGY AND GAS (10.7%)
      8,000   Camco International, Inc.                                438,000
      2,750 * Energy Group PLC ADR                                     116,531
      6,000   Monterey Resources                                        89,250
      4,800   National Propane Partners                                 97,800
      5,000   Pacific Gulf Properties, Inc.                            110,000
      3,000   WD-40 Co.                                                180,000
      8,000   Westcoast Energy, Inc.                                   145,500
      5,250   Williams Cos., Inc.                                      229,688
                                                                    ----------
                                                                     1,406,769
                                                                    ----------
              REAL ESTATE (6.2%)
      8,000   Commercial Net Lease Realty                              122,500
      4,000   First Industrial Realty Trust                            117,000
      7,000   Great Lakes REIT                                         115,063
      6,000   Healthcare Realty Trust                                  167,250
      5,000   Liberty Property Trust                                   124,375
      4,500   National Health Investors                                176,625
                                                                    ----------
                                                                       822,813
                                                                    ----------
              TEXTILES AND RELATED (1.0%)
      4,500   Oxford Industries, Inc.                                  127,688
                                                                    ----------
              TRANSPORTATION (3.8%)
      3,723   Burlington Northern, Inc.                                334,604
      1,250 * Consolidated Freightways Corp.                            20,468
      2,500   CNF Transportation                                        80,625
      6,000   Greenbriar Companies, Inc.                                67,875
                                                                    ----------
                                                                       503,572
                                                                    ----------
              TOTAL COMMON STOCK (71.9%)
                 (COST  $5,885,767)                                 $9,491,917
                                                                    ==========

                                                                      MARKET
     SHARES            PREFERRED STOCK                                VALUE
-------------------------------------------------------------------------------
                AUTOMOTIVE AND RELATED (0.4%)
        2,000   Walbro Capital Trust Pfd.  8.000                   $    57,250
                                                                   -----------
                BANKING (0.9%)
        4,000   National Australia Bank Ltd. Pfd                       111,750
                                                                   -----------
                FINANCE (0.3%)
        1,500 * Money Store
                   6.500%                                               40,875
                                                                   -----------
                OIL, ENERGY AND GAS (1.4%)
        3,000   Howell Corp.
                  $3.50 Series A                                       180,000
                                                                   -----------
                REAL ESTATE (0.5%)
        2,500   Oasis Residential, Inc.,
                   $2.25  Series A                                      64,688
                                                                   -----------
                UTILITIES (1.2%)
        6,300   Phillips Gas Co., 9.320% Series A                      163,800
                                                                   -----------
                TOTAL PREFERRED STOCK (4.7%)
                   (COST  $563,051)                                   $618,363
                                                                   -----------
                TOTAL HOLDINGS
                   (COST  $9,440,101) (a)                          $13,187,719
                                                                   ===========

(a) Also represents cost for Federal income tax purposes.
* Non-income producing securities.


   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

Statement of Assets and Liabilities

                                                                   June 30, 1997
ASSETS:
 Investments in securities at market
  value (note 1) (Cost $9,440,101) ..........................        $13,187,719
 Cash in bank ...............................................             49,489
 Receivable for fund shares sold ............................              3,021
 Dividends and accrued interest receivable ..................             67,816
 Deferred organizational expenses (note 1) ..................                446
 Other ......................................................              1,846
                                                                     -----------
  Total assets ..............................................         13,310,337
                                                                     -----------
LIABILITIES:
 Payable for fund shares redeemed ...........................            136,564
 Payable for investment management
  services (note 3) .........................................              3,768
 Accrued 12b-1 fees (note 6) ................................              7,550
 Other accrued expenses .....................................             12,861
 Dividends payable ..........................................             35,146
                                                                     -----------
  Total liabilities .........................................            195,889
                                                                     -----------
Net assets at market value ..................................        $13,114,448
                                                                     ===========

Net assets consist of:
 Par value, $.001 per share .................................        $       880
 Paid-in capital in excess of par value .....................          9,243,345
 Accumulated undistributed net realized
  gain on investments .......................................            119,489
 Net unrealized appreciation on investments..................          3,747,618
 Undistributed net investment income ........................              3,116
                                                                     -----------
Net assets at market value ..................................        $13,114,448
                                                                     ===========

Shares outstanding ..........................................            880,384

Net asset value per share ...................................        $     14.89
                                                                     ===========
Maximum offering price per share ($14.89/95%) ..................     $     15.67
                                                                     ===========

    STATEMENT OF OPERATIONS
                                                                     Year ended
                                                                    June 30, 1997
Investment income:
 Interest ..................................................        $   218,415
 Dividends .................................................            233,264
                                                                    -----------
  Total investment income ..................................            451,679
                                                                    -----------

Expenses:
 Management fees (note 3) ..................................             58,563
 12b-1 fees (note 6) .......................................             28,914
 Custodian fees (note 3) ...................................             12,864
 Directors' fees ...........................................              1,960
 Professional fees .........................................              8,344
 Transfer agent fees .......................................             15,400
 Filing fees ...............................................             10,500
 Organizational expense (note 1) ...........................              3,480
 Other .....................................................             11,695
                                                                    -----------

  Total expenses ...........................................            151,720
  Less expenses voluntarily reduced
   or reimbursed (note 3) ..................................            (21,741)
                                                                    -----------

  Net expenses .............................................            129,979
                                                                    -----------

  Net investment income ....................................            321,700
                                                                    -----------

Realized and unrealized gain on investments:
 Net realized gain from investments ........................            129,214
 Net increase in unrealized
  appreciation on investments ..............................          1,933,894
                                                                    -----------

   Net gain on investments .................................          2,063,108
                                                                    -----------

   Net increase in net
   assets from operations...................................         $2,384,808
                                                                     ==========


  The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

Statement of Changes in Net Assets

                                                                       Year Ended       Year Ended
                                                                      June 30, 1997    June 30, 1996
                                                                      -------------    ------------
    From operations:
     Net investment income .........................................   $    321,700    $    284,405
     Realized gain on investments ..................................        129,214         285,463
     Unrealized gain on investments ................................      1,933,894         627,931
                                                                       ------------    ------------
       Net increase in assets from operations ......................      2,384,808       1,197,799
                                                                       ------------    ------------
    Dividends and distributions to shareholders:
     Dividends paid from net investment income .....................       (320,587)       (282,680)
     Capital gains distributions ...................................       (243,651)        (51,537)
                                                                       ------------    ------------
       Total dividends and distributions ...........................       (564,238)       (334,217)
                                                                       ------------    ------------
    From capital share transactions (note 4):
     Received from shares sold .....................................      2,484,392       2,570,771
     Received from dividends reinvested ............................        427,145         423,830
     Paid for shares redeemed ......................................     (2,386,862)       (804,922)
                                                                       ------------    ------------
      Increase in net assets derived from capital share transactions        524,675       2,189,679
                                                                       ------------    ------------
        Increase in net assets .....................................      2,345,245       3,053,261
                                                                       ------------    ------------
    Net Assets:
     Beginning of period ...........................................     10,769,203       7,715,942
                                                                       ------------    ------------

     End of period (a) .............................................   $ 13,114,448    $ 10,769,203
                                                                       ============    ============

    (a) Includes undistributed net investment income of ............   $      3,116    $      2,003
                                                                       ============    ============

Financial Highlights

                                                                                                8-18-92
                                                                    Years Ended June 30,           to
                                                             1997     1996     1995      1994   6-30-93
                                                             ----     ----     ----      ----   -------
Per share data:
Net asset value, beginning of period...................... $12.78   $11.57   $10.65    $10.96     $10.00
Income from investment operations:
 Net investment income....................................   0.38     0.38     0.41      0.33       0.27
 Net realized and unrealized gain (loss) on investments ..   2.39     1.27     1.54     (0.11)      0.96
                                                           ------   ------   ------    ------     ------
  Total income from investment operations.................   2.77     1.65     1.95      0.22       1.23
                                                           ------   ------   ------    ------     ------
Less distributions:
 Dividends from net investment income.....................  (0.38)   (0.37)   (0.41)    (0.33)     (0.27)
 Distributions from net realized capital gains............  (0.28)   (0.07)   (0.62)    (0.20)      0.00
                                                           ------   ------   ------    ------     ------
  Total distributions.....................................  (0.66)   (0.44)   (1.03)    (0.53)     (0.27)
                                                           ------   ------   ------    ------     ------
Net asset value, end of period............................ $14.89   $12.78   $11.57    $10.65     $10.96
                                                           ======   ======   ======    ======     ======
Total return..............................................  22.34%   14.50%   19.41%     1.96%     12.49%(b)

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
 Expenses.................................................   1.12%    0.89%    0.81%     0.94%      1.07%(a)
 Net investment income....................................   2.77%    3.10%    3.69%     3.08%      3.09%(a)
Ratios assuming no fees waived or reimbursed by advisor:
 Expenses.................................................   1.31%    1.14%    1.06%     1.19%      1.32%(a)
 Net investment income....................................   2.58%    2.85%    3.44%     2.83%      2.84%(a)

Average commission rate (d) ..............................  $0.07      N/A      N/A       N/A        N/A
Portfolio turnover rate...................................     14%       7%      25%       14%        24%
Net assets at end of period (millions)....................  $13.1    $10.8    $ 7.7     $ 7.5      $ 6.7

(a)  Annualized

(b)  Calculated on an aggregate basis (not annualized)

(c) The advisor has elected to waive 0.15% of the management fee for the Income & Growth portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

(d) Represents the total dollar amount of commission paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.

   The accompanying notes are an integral part of these financial statements.

GROWTH PORTFOLIO
ONE FUND, INC.

OBJECTIVE

To provide long-term capital growth. Current income is incidental. Normally at least 90% of the assets of this portfolio will be invested in common stocks. Selection of stocks is not limited with regard to whether stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size.

PERFORMANCE AS OF JUNE 30, 1997
AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
1 year                      18.68%           12.78%
3 year                      20.45%           18.42%
Since inception (8/18/92)   16.76%           15.54%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

COMMENTS

The financial markets, primarily the equity markets, have experienced tremendous growth over the past twelve months. This surge is the result of strong corporate profits, low inflation, moderate interest rates and tremendous cash flows into the markets. The leaders in this market have been the large capitalization stocks, fueled by flows of funds into the various mutual fund portfolios that invest, primarily, in the large cap names (i.e., S&P Index Funds, Large Cap Growth Funds). Most funds whose holdings consist of a blend of small-, medium-, and large-capitalization stock investments did not keep pace with the S&P 500 Index over the past twelve months. At least 80% of the Growth funds reported by Lipper Analytical lagged the S&P 500 Index.

   The ONE Fund Growth Portfolio lagged the S&P 500 Index during this period because it is invested in companies of all sizes (small-, medium-, and large-capitalization). The Portfolio also contained a three to ten percent cash position during the period, somewhat lowering returns. Investment decisions are based primarily on a company's growth prospects, valuation relative to its growth prospects, balance sheet strength and evidence of capable management, regardless of its size. Investors seemed to ignore the lower levels of the equity markets during this period and focused on the perceived safety and liquidity of the large market capitalization names, despite lofty valuations.

   As manager of the Growth Portfolio, we have chosen to stay with our decision process and include all sizes of companies, as described above, in the portfolio. We feel that more investors should eventually again focus on earnings potential and valuation in their choices, and include small- and mid-sized companies when doing so.

CHANGE IN VALUE OF $10,000 INVESTMENT

                 Growth Portfolio
              (with max sales charge)
               (Commenced operations
                 August 18, 1992)           S&P 500 Index

 8/19/92                9,500                  10,000
12/31/92               10,178                  10,531
 6/30/93               11,234                  11,044
12/30/93               11,917                  11,560
 6/30/94               11,554                  11,168
12/30/94               11,989                  11,712
 6/30/95               13,928                  14,084
12/31/95               15,366                  16,119
 6/30/96               17,022                  17,609
12/31/96               18,103                  19,666
 6/30/97               20,201                  23,719

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

TOP 10 STOCKS AS OF JUNE 30, 1997

                                               % of Portfolio
1.  Cisco Systems                                    3.3
2.  Hewlett Packard                                  3.2
3.  Allied Signal                                    2.9
4.  Texas Instruments                                2.5
5.  Camco International                              2.5
6.  Magna International                              2.3
7.  Intel                                            2.1
8.  Microsoft Corp.                                  1.9
9.  Amcast Industrial                                1.9
10. Hardinge                                         1.9

TOP 5 INDUSTRIES AS OF JUNE 30, 1997

                                              % of Portfolio
Computer & Related                                 18.4
Oil, Energy & Natural Gas                           9.2
Business Services                                   8.7
Medical & Related                                   7.5
Electrical Equipment                                7.0


The prices of small company stocks are generally more volatile than the prices of large company stocks.

ONE FUND, INC.
Growth Portfolio

Schedule of Investments                                           June 30, 1997

       FACE                                                     MARKET
      AMOUNT            SHORT-TERM NOTES                        VALUE
---------------------------------------------------------------------------
                 AUTOMOTIVE AND RELATED (2.3%)
      $175,000   Ford Motor Credit Corp.
                    5.520%  07-02-97                           $174,973
       125,000   General Motors Acceptance Corp.
                    5.560%  07-03-97                            124,961
                                                               --------
                                                                299,934
                                                               --------
                 FINANCIAL SERVICES (2.1%)
       117,000   American Express Credit
                    5.550%  07-08-97                            116,874
       160,000   Heller Financial Inc.
                    5.400%  07-01-97                            160,000
                                                               --------
                                                                276,874
                                                               --------
                 TOTAL SHORT-TERM NOTES
                    (4.4%) (COST $576,808)                    $ 576,808
                                                               --------


                                                               MARKET
        SHARES            COMMON STOCK                         VALUE
---------------------------------------------------------------------------
                 AEROSPACE (4.8%)
         4,500   Allied Signal, Inc.                          $ 378,000
           336   Boeing Co.                                      17,829
         4,000   Rockwell International Corp.                   236,000
                                                              ---------
                                                                631,829
                                                              ---------
                 AUTOMOTIVE AND RELATED (6.2%)
         5,500   Arvin Industries, Inc.                         149,875
         3,000   Chrysler Corp.                                  98,438
         2,000   Cooper Tire & Rubber                            44,000
         2,000 * Lear Corporation                                88,750
         5,000   Magna International, Inc.                      300,937
         7,000   Walbro Corp.                                   141,750
                                                              ---------
                                                                823,750
                                                              ---------
                 BANKING (2.8%)
         3,150   Charter One Financial Inc.                     169,706
         3,500 * Flagstar Bancorp                                56,875
         1,000   Star Banc Corp.                                 42,250
         2,500   Susquehanna Bancshares                          98,125
                                                              ---------
                                                                366,956
                                                              ---------
                 BUSINESS SERVICES (8.7%)
         8,500 * Alternative Resources                          173,188
         6,000 * American Business Info.                        130,500
         5,000   First Data Corp.                               219,687
         9,000 * Globe Business Resources                       105,750
         5,000   Manpower Inc.                                  222,500
         6,000   Reynolds and Reynolds                           94,500
         4,500   Wackenhut Corp. Class B                         89,719
         6,500 * Xpedite Systems Inc.                           112,125
                                                              ---------
                                                              1,147,969
                                                              ---------
                 CHEMICALS (2.4%)
         3,500   Minerals Technologies, Inc.                    131,250
         5,500   OM Group Inc.                                  182,188
                                                              ---------
                                                                313,438
                                                              ---------
                 CONSUMER GOODS (2.1%)
         7,000 * Acorn Products                                  98,000
         3,500 * Sola International                             117,250
         2,000   Stanhome Inc.                                   65,750
                                                              ---------
                                                                281,000

                 COMMUNICATIONS (1.1%)
         3,187 * Mastec Inc.                                  $ 150,785
                                                              ---------
                  COMPUTER AND RELATED (18.4%)
          2,625 * 3Com Corp.                                    118,125
          6,500 * Cisco Systems Inc.                            436,313
          3,000   Computer Associates                           167,062
          9,000 * Continental Circuits Corp.                    124,875
          7,500   Hewlett Packard Co.                           420,000
          2,000   Intel Corp.                                   283,625
         10,000   MacNeal-Schwendler Corp.                      108,750
          2,000 * Microsoft Corp.                               252,750
          1,000 * Structural Dynamics                            26,250
          4,000   Texas Instruments, Inc.                       336,250
          6,000 * Zebra Tech Corp. Cl. A                        167,250
                                                              ---------
                                                              2,441,250
                                                              ---------
                  ELECTRICAL EQUIPMENT (7.0%)
          6,666 * Analog Devices, Inc.                          177,066
          6,000 * Anixter International Inc.                    103,125
          5,000   BMC Industries, Inc.                          171,250
          4,000   Varian Associates, Inc.                       217,000
          8,000   Westinghouse Electric                         185,000
          1,000   Xerox Corp.                                    78,875
                                                              ---------
                                                                932,316
                                                              ---------
                  ENTERTAINMENT AND LEISURE (1.6%)
          5,000   Cedar Fair                                    218,750
                                                              ---------
                  FINANCE (1.4%)
          7,500   SEI Corp.                                     180,938
                                                              ---------
                  FOOD AND RELATED (2.0%)
         10,000   Food Lion Cl. A                                71,563
          6,000   Panamerican Beverages Inc.                    197,250
                                                              ---------
                                                                268,813
                                                              ---------
                  FORESTRY AND PAPER PRODUCTS (0.9%)
          4,000   Sonoco Products Co.                           121,750
                                                              ---------
                  HOTEL/ LODGING (1.7%)
          6,500 * Guest Supply                                   61,750
          1,000 * ITT Corp.                                      61,063
          4,000 * Mirage Resorts Inc.                           101,000
                                                              ---------
                                                                223,813
                                                              ---------
                  HOUSING, FURNITURE & RELATED (0.8%)
          7,500   Shelby Williams                               102,188
                                                              ---------
                  INDUSTRIAL SERVICES (3.3%)
         10,200 * Canisco Resources                              17,850
         10,000 * Medar Inc.                                     51,250
          8,000   Regal Beloit Corp.                            209,500
          3,500   York International Corp.                      161,000
                                                              ---------
                                                                439,600
                                                              ---------
                  INSURANCE (1.9%)
          4,000   Blanch (EW) Holdings                          106,750
          1,900   St. Paul Cos.                                 144,875
                                                              ---------
                                                                251,625
                                                              ---------

ONE FUND, INC.
GROWTH PORTFOLIO

Schedule of Investments                              JUNE 30, 1997

                                                          MARKET
        SHARES            COMMON STOCK                    VALUE
--------------------------------------------------------------------
                 MACHINERY (1.9%)
         8,500   Hardinge Inc.                            $248,625
                                                          --------
                 MEDIA AND PUBLISHING (0.2%)
         3,000 * Granite Broadcasting Corp.                 30,750
                                                          --------
                 MEDICAL AND RELATED (7.5%)
           700   Allegiance Corp.                           19,075
         3,500   Baxter International                      182,875
         5,500 * Cephalon Inc.                              63,250
         5,600   Columbia HCA Healthcare                   220,150
         3,900 * Foundation Health Corp.                   118,219
         2,000 * Humana Inc.                                46,250
         2,150   National Healthcare LP                     95,943
         5,000 * Quorum Health Group Inc.                  178,750
         1,500   United Healthcare Corp.                    78,000
                                                         ---------
                                                         1,002,512
                                                         ---------
                 METAL FABRICATING (2.6%)
        10,000   Amcast Industrial Corp.                   250,000
         3,250 * Wolverine Tube, Inc.                       90,594
                                                         ---------
                                                           340,594
                                                         ---------
                 OIL, ENERGY AND NATURAL GAS (9.2%)
         4,500 * Belco Oil & Gas                            96,469
         5,000 * Cairn Energy USA Inc.                      65,625
         6,000   Camco International, Inc.                 328,500
         7,000 * Louis Dreyfus Natural Gas                 113,750
         5,000 * Offshore Logistics                         94,375
         8,000 * Santa Fe Energy Resources                 117,500
         6,700 * Tesoro Petroleum                           99,242
         4,500   Williams Cos., Inc.                       196,875
         6,100   Wiser Oil                                 112,469
                                                         ---------
                                                         1,224,805
                                                         ---------
                 RESTAURANTS (0.6%)
        10,000 * Buffets Inc.                               84,375
                                                         ---------
                 RETAIL (0.6%)
        10,000 * Ridgeview Inc.                             76,250
                                                         ---------
                TEXTILES AND RELATED (0.5%)
         2,000  Warnaco Group, Cl. A                   $    63,750
                                                       -----------
                 TRANSPORTATION (3.3%)
         1,595   Burlington Northern Santa Fe Inc.         143,350
         1,250 * Consolidated Freightways Corp.             20,468
         2,500   Consolidated Freightways Inc.              80,625
         6,000   Greenbrier Companies Inc.                  67,875
         1,044 * Halter Marine Group Inc.                   25,056
         3,000   Trinity Industries                         95,250
                                                        ----------
                                                           432,624
                                                        ----------
                 TOTAL COMMON STOCK (93.5%)
                    (COST  $8,334,281)                 $12,401,055
                                                       -----------

                                                         MARKET
         SHARES              PREFERRED STOCK              VALUE
-------------------------------------------------------------------
                 FINANCE (0.3%)
         1,500   Money Store  6.500%                   $    40,875
                                                       -----------

                 OIL, ENERGY AND NATURAL GAS (1.1%)
         2,500   Howell Corp. Pfd.                         150,000
                                                       -----------
                 REAL ESTATE (0.2%)
         1,250   Oasis Residential Inc., 9.000%
                    Series A                                32,344
                                                       -----------
                 TOTAL PREFERRED STOCK (1.6%)
                     (COST  $199,075)                  $   223,219
                                                       -----------

        FACE                                             MARKET
       AMOUNT           CONVERTIBLE DEBENTURES           VALUE
--------------------------------------------------------------------
                 BANKING (0.4%)
       $50,000   First State Bancorporation
                    7.500%  04-30-17                   $    54,188
                                                       -----------
                 TOTAL CONVERTIBLE DEBENTURES
                    (0.4%) (Cost $50,000)              $    54,188
                                                       -----------
                 TOTAL HOLDINGS
                    (Cost  $9,160,164)(a)              $13,255,270
                                                       ===========


(a) Also represents cost for Federal income tax purposes.
* Non-income producing securities.


The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------
                                                                JUNE 30, 1997

ASSETS
  Invstments in securities at market
    value (note 1)(Cost $9,160,,164) ...........................  $13,255,270
  Cash in bank .................................................       49,762
  Receivable for fund shares sold ..............................       20,843
  Dividends and accrued interest receivable ....................       13,461
  Deferred organizational expenses (note 1) ....................          440
  Other ........................................................        2,029
                                                                  -----------
    Total assets ...............................................   13,341,905
                                                                  -----------
LIABILITIES
  Payable for fund shares redeemed .............................       37,126
  Payable for investment management
    services (note 3) ..........................................        3,837
  Accrued 12b-1 fees (note 6) ..................................        7,720
  Other accrued expenses .......................................       17,606
  Dividends payable ............................................          627
                                                                  -----------
    Total liabilities ..........................................       66,918
                                                                  -----------
Net assets at market value                                        $13,274,889
                                                                  ===========
NET ASSETS CONSIST OF:
  Par value, $.001 per share ...................................  $       758
  Paid-in capital in excess of per value .......................    8,730,892
  Accumulated undistributed net realized
    gain on investments ........................................      449,238
  Net unrealized appreciation on investments ...................    4,095,106
  Overdistributed net investment income ........................       (1,000)
                                                                  -----------

Net assets at market value                                        $13,274,889
                                                                  ===========

Shares outstanding..............................................      757,589

Net asset value per share ......................................  $     17.52
                                                                  ===========
Maximum offering price per share ($17.52/95%) ..................  $     18.44
                                                                  ===========




STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------
                                                     YEAR ENDED JUNE 30, 1997

INVESTMENT INCOME:
  Interest .....................................................  $    50,444
  Dividends ....................................................      139,137
                                                                  -----------
    Total investment income ....................................      189,581
                                                                  -----------
EXPENSES:
  Management fees (note 3) .....................................       81,743
  12b-1 fees (note 6) ..........................................       30,406
  Custodian fees (note 3) ......................................       13,781
  Directors' fees ..............................................        2,100
  Professional fees ............................................        8,940
  Transfer agent fees ..........................................       16,900
  Filing fees ..................................................       11,250
  Organizational expense (note 1) ..............................        3,455
  Other ........................................................       11,901
                                                                  -----------
    Total expenses .............................................      160,476
    Less expenses voluntarily reduced
      or reimbursed (note 3) ...................................      (23,136)
                                                                  -----------

    Net expenses ...............................................      137,340
                                                                  -----------

    Net investment income ......................................       52,241
                                                                  -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from investments............................      542,097
  Net increase in unrealized
    appreciation on investments ................................    1,573,212
                                                                  -----------

  Net gain on investments ......................................    2,115,309
                                                                  -----------

  Net increase in net
    assets from operations .....................................  $ 2,167,550
                                                                  ===========



  The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                Year Ended      Year Ended
                                                               June 30, 1997   June 30, 1996
                                                               --------------   -------------
From operations:
   Net investment income .............................      $     52,241       $     93,986
   Realized gain on investments ......................           542,097            586,710
   Unrealized gain on investments ....................         1,573,212          1,174,130
                                                            ------------       ------------
       Net increase in assets from operations ........         2,167,550          1,854,826
                                                            ------------       ------------
Dividends and distributions to shareholders:
   Dividends paid from net investment income .........           (53,115)           (94,036)
   Capital gains distributions .......................          (495,835)          (185,263)
                                                            ------------       ------------
       Total dividends and distributions .............          (548,950)          (279,299)
                                                            ------------       ------------
From capital share transactions (note 4):
   Received from shares sold .........................         2,494,756          3,491,377
   Received from dividends reinvested ................           400,497            530,826
   Paid for shares redeemed ..........................        (2,996,818)          (811,763)
                                                            ------------       ------------
     Increase in net assets derived from capital
      share transactions .............................          (101,565)         3,210,440
                                                            ------------       ------------
         Increase in net assets ......................         1,517,035          4,785,967
                                                            ------------       ------------
Net Assets:
   Beginning of period ...............................        11,757,854          6,971,887
                                                            ------------       ------------
   End of period (a) .................................      $ 13,274,889       $ 11,757,854
                                                            ============       ============
(a)  Includes overdistributed net investment
     income of .......................................      ($     1,100)      ($       225)
                                                            ============       ============

FINANCIAL HIGHLIGHTS

                                                                                                                      8-18-92
                                                                    Years Ended June 30,                                 to
                                                              1997         1996           1995           1994         6-30-93
                                                            -------       -------       -------        -------        -------
Per share data:
Net asset value, beginning of period .................      $ 15.47       $ 13.03       $ 11.67        $ 11.63        $ 10.00
Income from investment operations:
   Net investment income .............................         0.07          0.14          0.16           0.12           0.12
   Net realized and unrealized gain on investments ...         2.73          2.72          2.17           0.22           1.69
                                                            -------       -------       -------        -------        -------
     Total income from investment operations .........         2.80          2.86          2.33           0.34           1.81
                                                            -------       -------       -------        -------        -------
Less distributions:

   Dividends from net investment income ..............        (0.07)        (0.14)        (0.16)         (0.12)         (0.12)
   Distributions from net realized capital gains .....        (0.68)        (0.28)        (0.81)         (0.18)         (0.06)
                                                            -------       -------       -------        -------        -------
     Total distributions .............................        (0.75)        (0.42)        (0.97)         (0.30)         (0.18)
                                                            -------       -------       -------        -------        -------
Net asset value, end of period .......................      $ 17.52       $ 15.47       $ 13.03        $ 11.67        $ 11.63
                                                            =======       =======       =======        =======        =======

Total return .........................................        18.68%        22.22%        20.54%          2.85%         18.26%(b)

Ratios and supplemental data:

Ratio net of fees waived or reimbursed by advisor (c):
   Expenses ..........................................         1.13%         0.90%         0.83           1.04           1.30%(a)
   Net investment income .............................         0.43%         0.99%         1.35           1.04           1.31%(a)
Ratios assuming no fees waived or reimbursed by
  advisor:
   Expenses ..........................................         1.32%         1.15%         1.08           1.30           1.55%(a)
   Net investment income .............................         0.24%         0.74%         1.10           0.79           1.06%(a)

Average commission rate (d) ..........................      $  0.07           N/A           N/A            N/A            N/A
Portfolio turnover rate ..............................           27%           22%           24%             8%            26%
Net assets at end of period (millions) ...............      $  13.3       $  11.8         $ 7.0          $ 5.3          $ 4.3

(a)  Annualized

(b)  Calculated on an aggregate basis (not annualized)

(c) The advisor has elected to waive 0.15% of the management fee for the Growth portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

(d) Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.




     The accompanying notes are an integral part of financial statements.

SMALL CAP PORTFOLIO
ONE FUND, INC.

OBJECTIVE

To provide maximum capital growth by investing primarily in common stocks of small and medium sized companies. Under normal conditions, at lest 65% of this portfolio's assets will be invested in common stocks of companies with market capitalization of less than $1 billion.

PERFORMANCE AS OF JUNE 30, 1997
AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
1 year                      14.82%            9.12%
Since inception (11/1/94)   17.94%           15.66%

The maximum sales charge is 5% . All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

COMMENTS

The financial markets, primarily the equity markets, have experienced tremendous growth over the past twelve months. This surge is the result of strong corporate profits, low inflation, moderate interest rates and tremendous cash flows into the markets. The leaders in this upward move have been large capitalization stocks. Small cap equity issues did not keep pace with the large cap issues or the S&P 500 Index over the past 12 months. The period was a very volatile one for small cap stocks, especially in their downward moves. The Small Cap Portfolio (before sales charge) outperformed the Russell 2000 Index over the last 12 months because it was less volatile than the Index, especially during the down market times of the period.

   Going forward, it looks as though the economy could strengthen somewhat into the second half of this year. Interest rates could move up some, but probably not much unless inflation concerns surface. With stock valuations at high levels, continued positive corporate earnings growth will be necessary for the market to maintain its current levels or to move up.

CHANGE IN VALUE OF $10,000 INVESTMENT

                        SMALL CAP PORTFOLIO
                      (WITH MAX. SALES CHARGE)
               (COMMENCED OPERATIONS NOVEMBER 1, 1994)     Russell 2000 Index

 11/1/94                       9,500                             10,000
12/31/94                       9,537                              9,853
 6/30/95                      10,343                             11,273
12/31/95                      11,597                             12,655
 6/30/96                      12,835                             13,970
12/31/96                      13,570                             14,748
 6/30/97                      14,737                             16,253

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

TOP 10 STOCKS AS OF JUNE 30, 1997

                                               % of Portfolio
1.  Camco International                              2.6
2.  WD-40 Corp.                                      2.3
3.  Santa Fe Energy Resources                        2.3
4.  Hardinge                                         2.3
5.  Offshore Logistics                               2.2
6.  Alternative Resources                            2.2
7.  Healthcare Realty Trust                          2.1
8.  Zebra Technologies                               2.1
9.  BMC Industries                                   2.0
10. BIO Whittaker                                    1.9

TOP 5 INDUSTRIES AS OF JUNE 30, 1997

                                               % of Portfolio
Oil, Energy & Natural Gas                          15.8
Business Services                                  10.1
Real Estate                                         8.0
Computer & Related                                  7.6
Consumer Products                                   4.7

The prices of small company stocks are generally more volatile than the prices of large company stocks.

    ONE FUND, INC.
    SMALL CAP PORTFOLIO

    SCHEDULE OF INVESTMENTS                                        JUNE 30, 1997

     Face                                            Market
    Amount           Repurchase Agreements            Value
--------------------------------------------------------------
             FINANCIAL (1.5%)
    $77,000  Star Bank 5.250%  due 07-01-97
               repurchase price $77,011
               collateralized by GNMA certificates
               pool # 8359
               due 01-20-24 (Cost $80,000)           $ 77,000
                                                     --------
             Total Repurchase Agreements
               (1.5%) (Cost $77,000)                 $ 77,000
                                                     --------

                                                     Market
    Shares                Common Stock                Value
-------------------------------------------------------------
             AUTOMOTIVE AND RELATED (1.7%)
     6,000   Defiance Inc.                           $ 47,250
     2,000   Walbro Corp.                              40,500
                                                     --------
                                                       87,750
                                                     --------
             BANKING (2.4%)
     3,000 * Flagstar Bancorp                          48,750
     2,000   Susquehanna Bancshares                    78,500
                                                     --------
                                                      127,250
                                                     --------
             BUSINESS SERVICES (10.1%)
     5,500 * Alternative Resources                    112,063
     4,000 * American Business Info.                   87,000
     8,000 * Children's Discovery Center               54,000
     6,000 * Globe Business Resources                  70,500
     2,000   Pittston Brink's Group                    60,000
     2,000   Reynolds & Reynolds                       31,500
     2,500   Wackenhut Corp. Class B                   49,843
     3,500 * Xpedite Systems Inc.                      60,375
                                                     --------
                                                      525,281
                                                     --------
             CHEMICALS (3.4%)
     3,000   Learonal Inc.                             85,500
     2,750   OM Group Inc.                             91,094
                                                     --------
                                                      176,594
                                                     --------
             COMMUNICATIONS (1.5%)
     1,687   Mastec Inc.                               79,816
                                                     --------
             COMPUTER AND RELATED (7.6%)
     6,000 * Continental Circuits Corp.                83,250
     3,000 * Ikos Systems, Inc.                        64,125
     5,000   MacNeal-Schwendler Corp.                  54,375
     1,000 * Structural Dynamics                       26,250
     2,000 * Whittman-Hart Inc.                        56,250
     3,900 * Zebra Tech Corp. Cl. A                   108,712
                                                     --------
                                                      392,962
                                                     --------
             CONSUMER PRODUCTS (4.7%)
     4,000 * Acorn Products                            56,000
     5,000 * Lo Jack                                   71,875
     2,000 * Sola International                        67,000
     1,500   Stanhome Inc.                             49,313
                                                     --------
                                                      244,188
                                                     --------
             DURABLE GOODS (1.1%)
     3,300   Myers Industries                          55,688


             ELECTRICAL EQUIPMENT (4.3%)
     4,000 * Anixter International Inc.              $ 68,750
     3,000   BMC Industries Inc.                      102,750
     2,000   Federal Signal Corp.                      50,250
                                                     --------
                                                      221,750
                                                     --------
             ENTERTAINMENT AND LEISURE (1.3%)
     1,500   Cedar Fair                                65,624
                                                     --------
             FINANCE (4.3%)
     6,500   Bando McGlocklin Capital                $ 86,125
     1,000   National Health Investors                 39,250
     4,000   SEI Corp.                                 96,500
                                                     --------
                                                      221,875
                                                     --------
             FORESTRY AND PAPER PRODUCTS (1.8%)
     4,500 * Fibermark Inc.                            93,938
                                                     --------
             HOTEL/MOTEL (1.0%)
     5,500 * Guest Supply                              52,250
                                                     --------
             HOUSING, FURNITURE & RELATED (3.4%)
     5,600   Haverty Furniture                         70,000
     4,800   Shelby Williams                           65,400
     4,000 * Zaring National Corp.                     40,000
                                                     --------
                                                      175,400
                                                     --------
             INDUSTRIAL SERVICES (3.3%)
     4,000   Clarcor                                   99,000
     2,000 * Medar Inc.                                10,250
     4,000   Versa Technologies                        63,000
                                                     --------
                                                      172,250
                                                     --------
             INSURANCE SERVICES (1.5%)
     3,000   Blanch (EW)                               80,063
                                                     --------
             MACHINERY (2.2%)
     4,000   Hardinge Inc.                            117,000
                                                     --------
             MEDIA AND PUBLISHING (0.4%)
     2,000 * Granite Broadcasting Corp.                20,500
                                                     --------
             MEDICAL AND RELATED (4.4%)
     9,000 * Bio Whittaker Inc.                       100,124
     3,000 * Cephalon Inc.                             34,500
     2,625 * Quorum Health Group Inc.                  93,844
                                                     --------
                                                      228,468
                                                     --------
             METAL AND MINING (2.1%)
     2,500   Amcast Industrial Corp.                   62,500
     1,750 * Wolverine Tube, Inc.                      48,781
                                                     --------
                                                      111,281
                                                     --------
             OIL, ENERGY AND NATURAL GAS (15.8%)
     4,200 * Belco Oil & Gas                           90,038
     5,000 * Cairn Energy USA Inc.                     65,625
     2,500   Camco International, Inc.                136,875
     5,000 * Louis Dreyfus Natural Gas                 81,250
     6,000 * Offshore Logistics Inc.                  113,250
     8,000 * Santa Fe Energy Resources                117,500
     3,000 * Tesoro Petroleum                          44,437
     2,000   WD-40 Co.                                120,000
     3,000   Wiser Oil                                 55,313
                                                     --------
                                                      824,288
                                                     --------

ONE FUND, INC.
SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS                                           JUNE 30, 1997

                                                 Market
Shares                Common Stock                Value
-------------------------------------------------------
         REAL ESTATE (8.0%)
 6,000   Commercial Net Lease Realty          $    91,875
 3,000   First Industrial Realty Trust             87,750
 3,000   Great Lakes REIT, Inc.                    49,312
 4,000   Healthcare Realty Trust                  111,500
 3,000   Liberty Property Trust                    74,625
                                              -----------
                                                  415,062
                                              -----------
         RESTAURANTS (1.0%)
 6,000 * Buffets Inc.                              50,625
                                              -----------

         RETAIL (0.7%)
 5,000 * Ridgeview Inc.                            38,125
                                              -----------

         TRANSPORTATION & EQUIPMENT (0.8%)
 3,500   Greenbrier Companies Inc.                 39,594
                                              -----------
         TOTAL COMMON STOCK
            (88.8%) (Cost  $3,775,608)        $ 4,617,622

                                                 Market
Shares             Preferred Stock               Value
-------------------------------------------------------
         OIL, ENERGY AND NATURAL GAS (1.2%)
 1,000   Howell Corp.
            $3.50 Series A                    $    60,000
                                              -----------

         REAL ESTATE AND LEASING (0.6%)
 1,250   Oasis Preferred
            9.000% Series A                        32,344
                                              -----------
         TOTAL PREFERRED STOCK
            (1.8%) (Cost  $82,350)            $    92,344
                                              -----------

 Face                                          Market
Amount         Convertible Debentures           Value
----------------------------------------------------------
              BANKING (1.0%)
    $50,000   First State Bancorporation
                 7.500%  04-30-17             $    54,188
                                              -----------

              ELECTRICAL EQUIPMENT (0.9%)
     50,000   Richey Electronics
                 7.000%  03-01-06                  44,812
                                              -----------

              TOTAL CONVERTIBLE DEBENTURES
                (1.9%) (COST $95,675)             $99,000
                                              -----------

 Face                                          Market
 Amount         Commercial Paper                Value
----------------------------------------------------------
              AUTOMOTIVE (3.1%)
   $160,000   General Motors
                 5.560%  07-02-97             $   159,975
                                              -----------
              RETAIL (3.1%)
    160,000   Sears Roebuck
                 5.480%  07-01-97                 160,000
                                              -----------
              TOTAL COMMERCIAL PAPER
                (6.2%) (Cost  $319,975)       $   319,975
                                              -----------
              TOTAL HOLDINGS
                (Cost  $4,350,608)(a)         $ 5,205,941
                                              ===========


(a) Also represents cost for Federal income tax purposes.
* Non-income producing securities.


   The accompanying notes are an integral part of these financial statements.


    ONE FUND, INC.
    SMALL CAP PORTFOLIO

    STATEMENT OF CHANGES IN NET ASSETS

                                                                                Year Ended       Year Ended
                                                                                June 30, 1997   June 30, 1996
                                                                                -------------   -------------
    From operations:
     Net investment income .....................................................   $41,520          $82,502
     Realized gain on investments ..............................................   298,952          385,689
     Unrealized gain on investments ............................................   353,303          338,621
                                                                                ----------       ----------
       Net increase in assets from operations...................................   693,775          806,812
                                                                                ----------       ----------

    Dividends and distributions to shareholders:
     Dividends paid from net investment income..................................   (41,809)         (82,824)
     Capital gains distributions ...............................................  (428,367)         (26,043)
                                                                                ----------       ----------
       Total dividends and distributions .......................................  (470,176)        (108,867)
                                                                                ----------       ----------

    From capital share transactions (note 4):
     Received from shares sold .................................................   965,667        1,141,411
     Received from dividends reinvested ........................................   204,093          111,230
     Paid for shares redeemed ..................................................  (652,126)        (404,162)
                                                                                ----------       ----------
      Increase in net assets derived from capital share transactions               517,634          848,479
                                                                                ----------       ----------

        Increase in net assets ...............................................     741,233        1,546,424
                                                                                ----------       ----------
    Net Assets:
     Beginning of period ....................................................... 4,462,333        2,915,909
                                                                                ----------       ----------

     End of period (a) .........................................................$5,203,566       $4,462,333
                                                                                ==========       ==========

    (a) Includes overdistributed net investment income of.......................     ($504)           ($215)
                                                                                ==========       ==========

    Financial Highlights
                                                                                          11-1-94
                                                                  Years Ended June 30,       to
                                                                    1997       1996       6-30-95
                                                                  --------   --------   ----------
    Per share data:
    Net asset value, beginning of period.......................   $12.82     $10.63        $10.00
    Income from investment operations:
     Net investment income.....................................     0.11       0.26          0.22
     Net realized and unrealized gain on investments ..........     1.67       2.26          0.67
                                                                  --------   --------      ------
      Total income from investment operations..................     1.78       2.52          0.89
                                                                  --------   --------      ------
    Less distributions:
     Dividends from net investment income......................    (0.11)     (0.25)        (0.22)
     Distributions from net realized capital gains.............    (1.19)     (0.08)        (0.04)
                                                                  --------   --------      -------
      Total distributions......................................    (1.30)     (0.33)        (0.26)
                                                                  --------   --------      -------
    Net asset value, end of period.............................   $13.30     $12.82        $10.63
                                                                  ========   ========      =======

    Total return...............................................    14.82%     24.10%         8.91%(b)

    Ratios and supplemental data:
    Ratio net of fees waived or reimbursed by advisor (c):
     Expenses..................................................     1.35%      0.94%         1.00%(a)
     Net investment income.....................................     0.89%      2.21%         3.19%(a)
    Ratios assuming no fees waived or reimbursed by advisor:
     Expenses..................................................     1.62%      1.27%         1.31%(a)
     Net investment income.....................................     0.62%      1.88%         2.88%(a)

    Average commission rate (d)................................    $0.08        N/A           N/A
    Portfolio turnover rate....................................       34%        34%            8%
    Net assets at end of period (millions).....................     $5.2       $4.5          $2.9


    (a)  Annualized
    (b)  Calculated on an aggregate basis (not annualized)
    (c)  The advisor has elected to waive 0.15% of the management fee for the Small Cap portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.
    (d)  Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.

    The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
Small Cap Portfolio

Statement of Assets and Liabilities
                                                                   June 30, 1997
Assets:
 Investments in securities at market
  value (note 1) (Cost $4,350,608) .........................        $ 5,205,341
 Cash in bank ..............................................                456
 Receivable for fund shares sold ...........................              8,579
 Dividends and accrued interest receivable .................              6,981
 Deferred organizational expenses (note 1) .................              1,212
 Other .....................................................              4,385
                                                                    -----------
  Total assets ............................................           5,227,554
                                                                    -----------

Liabilities:
 Payable for fund shares redeemed ..........................              3,890
 Payable for investment management
  services (note 3) ........................................              3,281
 Accrued 12b-1 fees (note 6) ...............................              2,643
 Other accrued expenses ....................................             10,477
 Dividends payable .........................................              6,397
                                                                    -----------
  Total liabilities ........................................             23,988
                                                                    -----------
Net assets at market value .................................        $ 5,203,566
                                                                    ===========

Net assets consist of:
 Par value, $.001 per share ................................        $       391
 Paid-in capital in excess of par value ....................          4,118,115
 Accumulated undistributed net realized
  gain on investments ......................................            230,231
 Net unrealized appreciation on investment .................            855,333
 Overdistributed net investment income .....................               (504)
                                                                    -----------
Net assets at market value .................................         $5,203,566
                                                                     ==========

Shares outstanding .........................................            391,309

Net asset value per share ..................................        $     13.30
                                                                    ===========
Maximum offering price per share ($13.30/95%) ..............        $     14.00
                                                                    ===========

    Statement of Operations                                          Year ended
                                                                   June 30, 1997
Investment income:
 Interest ....................................................        $  22,741
 Dividends ...................................................           82,208
                                                                      ---------
  Total investment income ....................................          104,949
                                                                      ---------
EXPENSES:
 Management fees (note 3) ....................................           30,439
 12b-1 fees (note 6) .........................................           11,708
 Custodian fees (note 3) .....................................            6,830
 Directors' fees .............................................              840
 Professional fees ...........................................            3,576
 Transfer agent fees .........................................           12,000
 FIling fees .................................................            4,500
 Organizational expense (note 1) .............................              523
 Other .......................................................            5,473
                                                                      ---------
  Total expenses .............................................           75,889
  Less expenses voluntarily reduced
   or reimbursed (note 3) ....................................          (12,460)
                                                                      ---------
  Net expenses ...............................................           63,429
                                                                      ---------
  Net investment income ......................................           41,520
                                                                      ---------
Realized and unrealized gain on investments:
 Net realized gain from investments ..........................          298,952
 Net increase in unrealized
  appreciation on investments ................................          353,303
                                                                      ---------
   Net gain on investments ...................................          652,255
                                                                      ---------
   Net increase in net
   assets from operations ....................................        $ 693,775
                                                                      =========

   The accompanying notes are an integral part of these financial statements.

INTERNATIONAL PORTFOLIO
ONE FUND, INC.

OBJECTIVE

To provide long-term capital growth by investing primarily in common stock (and securities convertible into common stocks) of foreign companies. When deemed appropriate for temporary defensive purposes, it may invest in short-term debt instruments, U.S. Government obligations or in U.S. common stock.

PERFORMANCE AS OF JUNE 30, 1997
AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
1 year                      14.76%            9.03%
3 year                      13.15%           11.24%
Since inception (5/1/93)    18.37%           16.91%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

COMMENTS

The International Fund performed very well against the EAFE Index. There are several reasons for this. First, the index is significantly more weighted to Japan than the Fund, and Japan was about the only poor performing international market for the past 12 months. Second, the EAFE is a dollar denominated index and the strong dollar had a negative impact upon it, whereas the Fund partially hedges its' investments and that protected some of our gains. Finally, the great majority of our stocks are not held by the index, and quite simply they did better than similar country stocks in the EAFE.

   Most European markets were strong performers, ending the quarter at all-time highs. Political issues impacted certain local markets. In June, the endorsement of a stability pact on budgetary discipline at the Amsterdam Meeting of EU leaders and the conclusion of the Denver G-8 summit without major surprises provided additional support for European markets.

   The Japanese market weakened at the beginning of the period, however, as the Yen stabilized and encouraging economic news emerged in June, that market strengthened. Equities in Hong Kong rose sharply and South Korean shares recovered to finish the quarter up. Singapore issues were negatively impacted by turmoil in other Southeast Asian economies. The release of positive economic data and higher bond prices buoyed the New Zealand and Australian markets.

   In Canada, equities rose steadily higher over the period with the election victory of the incumbent Liberal party and the impact of a strong bond market. In Latin America, however, as U.S. equities rebounded, Latin American stocks rallied to new records.

CHANGE IN VALUE OF $10,000 INVESTMENT

                International Portfolio
                (with max. sales change)          Morgan Stanley Captl. Inc.
            (Commenced operations May 1, 1993)            EAFE Index

 5/1/93                  9,500                              10,000
 6/30/93                 9,432                              10,052
12/31/93                12,267                              10,811
 6/30/94                13,234                              11,761
12/31/94                13,443                              11,652
 6/30/95                14,086                              11,955
12/31/95                15,041                              12,958
 6/30/96                16,713                              13,543
12/31/96                17,139                              13,742
 6/30/97                19,179                              15,282

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

TOP 10 STOCKS AS OF JUNE 30, 1997

                                               % of Porffolio
1.  Buderus                                          2.9
2.  Fuji Photo Film Co.                              2.5
3.  Secom                                            2.3
4.  Tokio Marine & Fire                              2.0
5.  Bank for International Settlements               2.0
6.  Dai Tokyo Fire & Marine                          2.0
7.  Toho                                             1.7
8.  Noranda                                          1.7
9.  Promodes                                         1.7
10. Shimano                                          1.6


TOP 5 COUNTRIES/REGIONS AS OF JUNE 30, 1997

                                               % of Portfolio

Japan                                               23.1
France                                               8.6
Switzerland                                          8.0
Germany                                              4.9
Latin America                                        4.6


The risk associated with investing on a worldwide basis include differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

SCHEDULE OF INVESTMENTS                                 JUNE 30,1997

                                                           MARKET
     SHARES                  COMMON STOCK                   VALUE
-------------------------------------------------------------------
              JAPAN (23.4%)
     20,000   Aida Engineering Limited (19)                $131,354
     10,100   Chofu Seisakusho (9)                          173,773
     65,000   Dai Tokyo Fire Marine Inc. Co. Ltd.(18)       376,943
     55,000   Dowa Fire & Marine (18)                       273,319
      2,000   Hitachi Ltd. ADR (11)                         226,000
     12,000   Fuji Photo Film Co. Ltd. (9)                  483,144
     65,000 * Iino Kaiun Kaisha (5)                         199,258
      5,000   Ito-Yokado Co. Ltd. (28)                      290,393
     25,000   Nisshinbo Industries Inc. (8)                 227,074
      6,000   Secom Co. Ltd. (29)                           440,699
     15,000   Shimano Inc. (9)                              314,410
     18,000   Shiseido Co. Ltd. (9)                         297,118
     25,000   Shoei Co. (27)                                296,943
      2,000   Toho Co. (20)                                 330,131
     30,000   Tokio Marine & Fire Ins. Co. (18)             393,013
                                                       ------------
                                                          4,453,572
                                                       ------------
              FRANCE (8.8%)
      1,000   Compagnie Generale des Eaux (33)              128,155
        700   Didot-Bottin (34)                             105,196
      1,000   Elf Aquitaine (12)                            107,902
      2,000   Emin Leydier (24)                             140,545
        375   Eurafrance SA (20)                            153,811
      1,000   Gaumont SA (20)                                73,013
      2,000   Legrand ADP (10)                              250,864
      1,000   Groupe NSC (19)                               129,346
      1,000   Promodes C.I. (28)                            321,494
         45   Societe Immobiliere Marseillarse (33)          60,120
        700   Taittinger (13)                               193,713
                                                       ------------
                                                          1,664,159
                                                       ------------
              SWITZERLAND (8.1%)
         55   Bank for Intl. Settements (3)                 386,262
        700   Edipresse SA (25)                             165,468
        500   Kuehne & Nagel Intl. AG (32)                  308,325
         75   Lindt & Sprungli AG PC (9)                    138,746
        850   Sika Finanz AG Bearer (7)                     266,735
        750   Societe General d'Affichage DRC (20)          272,354
                                                       ------------
                                                          1,537,890
                                                       ------------
              GERMANY (4.9%)
      6,500   Bayer AG (7)                                  250,581
      1,000   Buderus AG (5)                                555,316
      8,000   Gerresheimer Glas AG (4)                      134,240
                                                       ------------
                                                            940,137
                                                       ------------
              LATIN AMERICA (4.7%)
     35,000   Antofagasta Holding plc (21)                  266,950
      5,000   Bladex (3)                                    215,625
     43,750   Cresud S.A. (1)                                97,577
    151,543   Ledesma S.A. (1)                              181,878
     50,000   Siderca S.A.I.C. (12)                         128,769
                                                       ------------
                                                            890,799
                                                       ------------
              CANADA (4.5%)
     10,000   Canadian Pacific Ltd. (34)                    284,375
      5,000   Franco-Nevada Mining Corp. (21)               250,733
     15,000   Noranda, Inc. (21)                            323,147
                                                       ------------
                                                            858,255
                                                       ------------
              NEW ZEALAND (4.2%)
     50,000 * Apple Fields, Ltd. (14)                        17,354
    120,549   Carter Holt Harvey Limited (14)               312,571
     34,370   Independent Press Comm. Ltd. (20)             195,311
    130,000   Shortland Properties, Ltd. (27)                88,471
    300,260   Tasman Agriculture Limted (1)                 179,821
                                                       ------------
                                                            793,528
                                                       ------------
              HONG KONG (2.8%)
    615,790   CDL Hotels Intl. Ltd. (16)                    250,386
    250,000   Shaw Brothers (Hong Kong) Ltd.(20)            280,754
                                                       ------------
                                                            531,140
                                                       ------------
              NETHERLANDS (2.4%)
      7,000   German City Estates NV (27)                   $95,978
      4,500   Apothekers Cooperatie OPG (17)                154,824
      1,000   Randstad Holding NV (29)                      105,510
      1,500   Philips Electronics NV ADR (11)               107,813
                                                       ------------
                                                            464,125
                                                       ------------
              SWEDEN (2.4%)
      8,500   AssiDoman AB (14)                             242,354
      7,000   IRO AB (19)                                    85,731
      2,500   Investors AB 'B' (34)                         132,031
                                                       ------------
                                                            460,116
                                                       ------------
              BELGIUM (2.3%)
      1,000   Deceuninck Plastics Industries SA (4)         219,108
      1,000   Engrais Rosier SA (34)                        214,103
                                                       ------------
                                                            433,211
                                                       ------------
              SINGAPORE (1.9%)
     35,000   Clipsal Industries Ltd. (10)                  123,900
     25,000   Singapore Bus Service Ltd. (32)               119,780
     50,000   Times Publishing (25)                         111,912
                                                       ------------
                                                            355,592
                                                       ------------
              UNITED KINGDOM (1.8%)
     25,000   Berisford plc (34)                             59,054
     45,000 * McBride plc (9)                               101,432
     45,000   Royal Doulton plc (9)                         175,541
                                                       ------------
                                                            336,027
                                                       ------------
              AUSTRIA (1.3%)
      2,500   VAE AG (32)                                   247,279
                                                       ------------

              ITALY (1.0%)
    300,000 * Montedison NC Savings SPA (34)                194,461
                                                       ------------

              FINLAND (1.0%)
      2,500   Vaisala Oy A (5)                              190,299
                                                       ------------

              ISRAEL (0.8%)
     35,000   Israel Land Development Co. Ltd. (34)         156,382
                                                       ------------

              NORWAY (0.8%)
      7,500   Schibsted AS (20)                             148,608
                                                       ------------

              MEXICO (0.6%)
     25,000   Industrias Penoles SA de CV (21)              119,528
                                                       ------------

              DENMARK (0.6%)
      2,000   Carlsberg International A/S 'B' (9)           110,299
                                                       ------------

              TURKEY (0.1%)
  1,863,848   Medya Holdings SA (25)                         27,617
                                                       ------------

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

SCHEDULE OF INVESTMENTS                           JUNE 30, 1997

                                                    MARKET
 SHARES                   COMMON STOCK               VALUE
---------------------------------------------------------------
             MISCELLANEOUS (2.9%)
     15,000  North European Oil Royalty Tr. (12)      $208,125
      5,000  Minorco ADR (34)                          115,313
    100,000  Lonrho plc (34)                           212,096
                                                  -------------
                                                       535,534
                                                  -------------

             TOTAL COMMON STOCK
                (81.3%) (COST  $12,797,390)        $15,448,558
                                                  -------------


                                                    MARKET
 SHARES                 PREFERRED STOCK              VALUE
---------------------------------------------------------------
             INDONESIA (2.1%)
      6,500  Freeport McMoRan Pfd. 'C' (22)           $191,750
     10,500  Freeport McMoRan Pfd. 'D' (22)            191,625
                                                  -------------
                                                       383,375
                                                  -------------
             SOUTH KOREA (0.3%)
     15,000  L.G. Electronics Pfd GDR (11)              87,000
                                                  -------------

             TOTAL PREFERRED STOCK
               (2.4%) (COST $567,404)                 $470,375
                                                  -------------


  FACE                                              MARKET
 AMOUNT                 SHORT-TERM NOTES             VALUE
---------------------------------------------------------------
             DRUGS (1.8%)
   $337,000  Abbott Laboratories
                5.420%  07-14-97                      $336,340
                                                  -------------

             ENTERTAINMENT (4.0%)
    759,000  Walt Disney Corp.
                6.100%  07-01-97                       759,000
                                                  -------------

             FINANCE (3.1%)
    600,000  Merrill Lynch
                6.200%  07-01-97                       600,000
                                                  -------------

             TOTAL SHORT-TERM NOTES (8.9%)
                (COST  $1,695,340)                  $1,695,340
                                                  -------------


  FACE                                                 MARKET
 AMOUNT                 NON-CONVERTIBLE BONDS          VALUE
------------------------------------------------------------------
                 U.S. DOLLAR (1.9%)
   $148,500      Federal Republic of Brazil 6.875%
                    due 04-15-06 (15)                    $137,177
    250,000      United Mexican States Disc.
                    6.820%  due 12-31-19 (15)             232,500
                                                      ------------
                                                          369,677
                                                      ------------
                 TOTAL NON CONVERTIBLE BONDS
                    (1.9%) (Cost  $315,093)              $369,677
                                                      ------------


  FACE                                                 MARKET
 AMOUNT                 CONVERTIBLE DEBENTURES         VALUE
------------------------------------------------------------------
                 U.S. Dollar (1.6%)
   $250,000      Cheil Jedang Corp.
                    3.000% due 12-31-06 (9)              $301,250
                                                      ------------

                 Non-U.S. Dollar (3.0%)
     50,000 GBP  BAA plc
                    5.750%  due 03-29-06 (32)              92,948
    150,000 GBP  Berisford plc
                    5.000%  due 01-31-15 (9)              179,034
        333 FF   Gaumont SA
                    3.750%  01-01-03 (20)                  33,324
      3,000 FF   Immobiliere Hoteliere
                    5.000%  01-01-01 (33)                  96,091
    170,000 NZ   Shortland Properties Inc.
                    7.500% due 12-31-98 (27)              114,537
  7,000,000 JPY  Nippon Yusen
                    2.000% due 09-29-00 (32)               63,886
                                                      ------------
                                                          579,820
                                                      ------------
                 Total Convertible Debentures
                    (4.6%) (COST  $1,086,765)            $881,070
                                                      ------------

                 Total Holdings
                    (Cost  $16,461,992)(a)            $18,865,020
                                                      ============


(a) Also represents cost for Federal
      income tax purposes.
* Non-income producing securities.

Foreign Currencies
GBP - British Pound
FF - French Franc
NZ - New Zealand Dollar
JPY - Japanese Yen

 INDUSTRY CLASSIFICATIONS                    (18)  Insurance
  (1)  Agriculture                           (19)  Machinery
  (2)  Automotive                            (20)  Media
  (3)  Banking                               (21)  Metal (non-ferrous)
  (4)  Building Products                     (22)  Mining
  (5)  Capital Goods                         (23)  Packaging
  (6)  Cement                                (24)  Paper
  (7)  Chemicals                             (25)  Publishing
  (8)  Computer Products                     (26)  Rail Equipment
  (9)  Consumer Products                     (27)  Real Estate
 (10)  Electrical Products                   (28)  Retailing
 (11)  Electronics                           (29)  Services
 (12)  Energy and Oil                        (30)  Steel
 (13)  Food & Beverage                       (31)  Textile
 (14)  Forest Products                       (32)  Transportation
 (15)  Governmental                          (33)  Utilities
 (16)  Hotels                                (34)   Miscellaneous
 (17)  Health Care


    The accompanying notes are an integral part of these financial statements

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

                                                   JUNE 30, 1997
Assets:
    Investments in securities at market
      value (note 1) (Cost $16,461,992) . ......    $18,865,020
    Cash in bank ...............................         11,434
    Unrealized gain on forward currency
      contracts (note 5) .......................        148,899
    Receivable for fund shares sold ............         71,168
    Receivable for securities sold .............        200,389
    Dividends and accrued interest receivable .          75,466
    Deferred organizational expenses (note 1) ..          2,119
    Other ......................................          1,250
                                                   -------------
      Total assets . ...........................     19,375,745
                                                   -------------

Liabilities:
    Unrealized loss on forward currency
      contracts (note 5) . .....................          4,888
    Payable for securities purchased . .........         24,827
    Payable for investment management
      services (note 3) ........................         22,875
    Accrued 12b-1 fees (note 6) ................         11,500
    Other accrued expenses . ...................            413
    Payable for fund shares redeemed ...........          1,000
                                                   -------------
      Total liabilities ........................         65,503
                                                   -------------

Net assets at market value .....................   $ 19,310,242
                                                   =============

Net assets consist of: .........................
    Par value, $.001 per share .................   $      1,250
    Paid-in capital in excess of par value . ...     15,690,279
    Accumulated undistributed net realized
      gain on investments . ....................      1,077,449
    Net unrealized appreciation (depreciation) on:
      Investments (note 1) .....................      2,403,028
      Foreign currency related transactions              (2,786)
      Forward currency contracts (note 5). .....        144,011
    Overdistributed net investment income . ....         (2,989)
                                                   -------------

Net assets at market value .....................    $19,310,242
                                                   =============

Shares outstanding. ............................      1,250,114

Net asset value per share ......................         $15.45
                                                   =============
Maximum offering price per share ($15.45/95%). .         $16.26
                                                   =============



STATEMENT OF OPERATIONS

                                      YEAR ENDED JUNE 30, 1997

Investment income:
  Interest ...............................         $123,305
  Dividends (a). .........................          359,120
                                             ---------------

     Total investment income ..............         482,425

Expenses:
  Management fees (note 3) ................         151,632
  12b-1 fees (note 6). ....................          42,120
  Custodian fees (note 3) .................          81,695
  Directors' fees .........................           2,860
  Professional fees .......................          11,324
  Organizational expense . ................           2,321
  Transfer agent fees . ...................          20,500
  Filing fees . ...........................          14,250
  Other. ..................................           7,443
                                             ---------------

     Total expenses .......................         334,145
                                             ---------------
     Less expenses voluntarily reduced
       or reimbursed (note 3). ............         (19,110)
                                             ---------------

     Net expenses .........................         315,035
                                             ---------------

     Net investment income ................         167,390
                                             ---------------

Realized and unrealized gain (loss) on
  investments and foreign currency:
  Net realized gain from:
     Investments. .........................       1,315,805
     Forward currency related transactions.         620,203
  Net increase (decrease) in unrealized
     appreciation (depreciation) on:
       Investments ........................         447,557
       Foreign currency related transactions        (54,052)
                                             ---------------

       Net gain on investments ............       2,329,513
                                             ---------------
       Net increase in net
       assets from operations                    $2,496,903
                                             ===============



(a)   Net of $28,385 foreign taxes withheld.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended             Year Ended
                                                                                    June 30, 1997          June 30, 1996
                                                                                    -------------          -------------

From operations:
    Net investment income ..................................................          $    167,390           $     93,053
    Realized gain on investments and foreign currency related transactions .             1,936,008                846,138
    Unrealized gain on investments and foreign currency related transactions               393,505              1,345,626
                                                                                      ------------           ------------
          Net increase in assets from operations ...........................             2,496,903              2,284,817
                                                                                      ------------           ------------

Dividends and distributions to shareholders:
    Dividends paid from net investment income ..............................              (178,422)               (84,854)
    Capital gains and foreign currency related transactions distributions ..            (1,072,777)              (646,095)
                                                                                      ------------           ------------
          Total dividends and distributions ................................            (1,251,199)              (730,949)
                                                                                      ------------           ------------

From capital share transactions (note 4):
    Received from shares sold ..............................................             4,465,324              3,712,934
    Received from dividends reinvested .....................................             1,281,180                612,162
    Paid for shares redeemed ...............................................            (2,765,311)            (2,767,518)
                                                                                      ------------           ------------
       Increase in net assets derived from capital share transactions ......             2,981,193              1,557,578
                                                                                      ------------           ------------
             Increase in net assets ........................................             4,226,897              3,111,446
                                                                                      ------------           ------------
Net Assets:
    Beginning of period ....................................................            15,083,345             11,971,899
                                                                                      ------------           ------------

    End of period (a) ......................................................          $ 19,310,242           $ 15,083,345
                                                                                      ============           ============

(a)    Includes undistributed (overdistributed) net investment income of....               ($2,989)                $8,188
                                                                                      ============           ============

FINANCIAL HIGHLIGHTS


                                                                                                                          4-30-93
                                                                                            Years Ended June 30,            to
                                                                                  1997       1996       1995       1994   6-30-93
                                                                                 ------     ------     ------     ------  -------
Per share data:
Net asset value, beginning of period ......................................      $14.47     $12.89     $13.32      $9.90  $10.00
Income from investment operations:
    Net investment income .................................................        0.14       0.10       0.14       0.05    0.03
    Net realized and unrealized gain (loss) on
       investments and foreign currency transactions ......................        1.92       2.24       0.63       4.01   (0.10)
                                                                                 ------     ------     ------     ------  ------
       Total income (loss) from investment operations .....................        2.06       2.34       0.77       4.06   (0.07)
                                                                                 ------     ------     ------     ------  ------
Less distributions:
    Dividends from net investment income ..................................       (0.15)     (0.39)     (0.14)     (0.05)  (0.03)
    Distributions from net realized capital gains and
       foreign currency transactions ......................................       (0.93)     (0.37)     (1.06)     (0.59)   0.00
                                                                                 ------     ------     ------     ------  ------
       Total distributions ................................................       (1.08)     (0.76)     (1.20)     (0.64)  (0.03)
                                                                                 ------     ------     ------     ------  ------
Net asset value, end of period ............................................      $15.45     $14.47     $12.89     $13.32   $9.90
                                                                                 ======     ======     ======     ======  ======

Total return ..............................................................       14.76%     18.65%      6.44%     40.65%  (0.68%(b)

Ratios and supplemental data:
Ratios net of fees reimbursed by advisor (c):

    Expenses ..............................................................        1.87%      1.72%      1.50%      1.50%   2.32%(a)
    Net investment income .................................................        0.99%      0.70%      1.11%      0.46%   1.93%(a)
Ratios assuming no fees reimbursed by advisor:
    Expenses ..............................................................        1.98%      1.72%      1.50%      1.50%   2.32%(a)
    Net investment income .................................................        0.88%      0.70%      1.11%      0.46%   1.93%(a)

Average commission rate (d) ...............................................       $0.02        N/A        N/A        N/A     N/A
Portfolio turnover rate ...................................................           9%        20%        39%        27%      0%
Net assets at end of period (millions) ....................................       $19.3      $15.1      $12.0      $10.4    $3.2


(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized)
(c)  The advisor has elected to reimburse certain operating expenses of the International Portfolio.
(d)  Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.


   The accompanying notes are an integral part of these financial statements.


GLOBAL CONTRARIAN PORTFOLIO
ONE FUND, INC.

OBJECTIVE

To provide long-term capital growth by investing in foreign and domestic securities that, in the judgment of the portfolio manager, are undervalued or presently out of favor with other investors but have positive prospects for eventual recovery. Under normal market conditions, at least 65% of the portfolio's assets will be invested in conformity with its investment objectives.

PERFORMANCE AS OF JUNE 30, 1997
AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
1 year                      11.11%            5.59%
Since inception (11/1/94)   11.87%            9.72%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

COMMENTS

The Global Contrarian portfolio underperformed versus the MSCI World Index last year. This was driven by `hard asset' stock performance (mining companies, forest and paper product companies, etc.) which the Contrarian portfolio is heavily invested in. Specifically stocks related to gold did poorly as gold continued to lose ground. Two of our largest holdings, Freeport McMoran (a mining company) and Bank for International Settlements, are heavily involved in gold and did not perform up to expectations because of this.

   The Global Contrarian Portfolio currently has a significant exposure to commodity and/or "hard asset" related stocks in the U.S. as well as overseas. It also owns some small and obscure stocks worldwide which we believe are neglected. Finally, they holds some emerging market debt instruments, either corporate or sovereign. With the exception of gold related stocks, most commodity and commodity related stocks were up modestly in the second quarter. Both the U.S. and most foreign markets performed well in the second quarter. The emerging market debt instruments also performed well.

   Unlike financial assets which have done very well over the past 15 years, hard assets such as natural resources, gold or even real estate have performed poorly. That situation is, in our view, unlikely to last forever.

CHANGE IN VALUE OF $10,000 INVESTMENT

              Global Contrarian Portfolio
               (with max. sales change)           Morgan Stanely Capt.
         (Commenced operations November 1, 1994)     World Index

 11/1/94                9,500                          10,000
12/31/94                9,145                           9,654
 6/30/95                9,781                          10,537
12/31/95               10,523                          11,655
 6/30/96               11,526                          12,481
12/31/96               11,578                          13,226
 6/30/97               12,806                          15,260

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

TOP 10 STOCKS AS OF JUNE 30, 1997

                                               % of Portfolio
1.  Secom                                            3.5
2.  Edipresse                                        2.8
3.  San Juan Basin Royalty Trust                     2.6
4.  ED&F                                             2.4
5.  Zero Corp.                                       2.1
6.  Carter Holt Harvey                               2.1
7.  East Texas Financial Services                    2.0
8.  Kuehne & Nagel                                   2.0
9.  Freeport McMoRan Pfd C                           1.9
10. Weatherford Enterra                              1.8

TOP 5 COUNTRIES AS OF JUNE 30, 1997

                                                % of Portfolio
United States                                       32.4
Japan                                                9.2
Switzerland                                          7.7
Hong Kong                                            4.5
France                                               4.2

The risk associated with investing on a worldwide basis include differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

SCHEDULE OF INVESTMENTS                           JUNE 30, 1997

                                                         MARKET
 SHARES       U.S. COMMON STOCK                           VALUE
----------------------------------------------------------------
          CHEMICALS (1.0%)
  5,000   Lawter International Inc.                      $63,125
                                                      -----------
          Capital Goods (3.1%)
  2,000   Bandag Inc. Class 'A'                           97,375
  2,000   Franklin Electric Co. Inc.                      99,500
                                                      -----------
                                                         196,875
                                                      -----------
          Computer and Related (1.0%)
  5,000   Sterling Electronics                            63,750
                                                      -----------
          CONSUMER PRODUCTS (3.7%)
  2,000   Allen Organ Co. Class 'B'                       79,000
  1,300   Dole Foods Company, Inc.                        55,575
  5,000   Furniture Brands Intl., Inc.                    96,875
                                                      -----------
                                                         231,450
                                                      -----------
          FINANCE (5.4%)
  5,000   Classic Bancshares Inc.                         70,000
  7,000   East Texas Financial Services                  126,000
  5,000   First Federal Financial Corp.                   67,500
  5,000   Southern Banc Company, Inc.                     76,563
                                                      -----------
                                                         340,063
                                                      -----------
          FORESTRY & PAPER PRODUCTS (3.1%)
    500   Georgia Pacific Corporation                     42,688
  2,500   Greif Brothers Corp. Class 'A'                  67,500
  2,000   Rayonier Inc.                                   84,125
                                                      -----------
                                                         194,313
                                                      -----------
          MEDIA (0.2%)
  8,000   Integrity Music, Inc. 'A'                       15,000
                                                      -----------
          METALS AND MINING (1.1%)
  1,000   Reynolds Metals Company                         71,250
                                                      -----------
          OIL AND ENERGY (6.8%)
  6,500   North European Oil Royalty Trust                90,188
  1,300   Rochester & Pittsburgh Coal Co.                 56,550
 20,000   San Juan Basin Royalty Trust                   162,500
  2,957   Weatherford Enterra Corporation                113,844
                                                      -----------
                                                         423,082
                                                      -----------
          REAL ESTATE (0.6%)
  2,000   Alico, Inc.                                     39,250
                                                      -----------
          UTILITIES (0.8%)
  2,000   Montana Power Co.                               46,375
                                                      -----------
          MISCELLANEOUS (4.8%)
  6,000   Kaiser Ventures Inc.                            66,375
  5,000   UniFirst Corporation                           100,000
  5,000   Zero Corporation                               131,250
                                                      -----------
                                                         297,625
                                                      -----------

          TOTAL U.S. COMMON STOCK                     $1,982,158
                                                      -----------
            (31.6%) (Cost $1,546,191)





                                                         MARKET
SHARES          FOREIGN COMMON STOCK                      VALUE
-------   ------------------------------------------------------
          JAPAN (9.2%)
  6,000   Dai Tokyo Fire & Marine Ins. Co., Ltd. (18)    $34,795
 10,000   Dowa Fire & Marine Ins. Co., Ltd. (18)          49,694
  2,500   Fuji Photo Film Co. Ltd. (9)                   100,655
  7,000   Nittetsu Mining Co., Ltd. (22)                  54,716
  3,000   Secom Co., Ltd. (29)                           220,349
    400   Toho Co. (20)                                   66,026
  4,000   Tokio Marine Fire & Ins. Co., Ltd. (18)         52,402
                                                      -----------
                                                         578,637
                                                      -----------
          SWITZERLAND (7.8%)
     15   Bank for Intl. Settlements (3)                 105,344
    750   Edipresse SA 'Bearer' (25)                     177,287
    200   Kuehne & Nagel International AG (3)            123,330
     65   Schindler Holding AG PC (5)                     81,278
                                                      -----------
                                                         487,239
                                                      -----------
          HONG KONG (4.5%)
300,000   China-Hong Kong Photo Products (9)              87,131
203,566   CDL Hotels Intl. Ltd. (16)                      82,772
100,000   Shaw Brothers (Hong Kong) Ltd.(20)             112,301
                                                      -----------
                                                         282,204
                                                      -----------
          FRANCE (4.2%)
  1,500   Emin Leydier (14)                              105,409
    500   Groupe NSC (19)                                 64,673
    500   Legrand ADP (10)                                62,716
    600   Rougier SA (14)                                 31,401
                                                      -----------
                                                         264,199
                                                      -----------
          NEW ZEALAND (4.0%)
 50,000   Carter Holt Harvey Ltd. (14)                   129,645
 50,000   Shortland Properties, Ltd. (27)                 34,028
 50,000   Wrightson Ltd. (1)                              31,986
 10,000   Independent Press Communications (1)            56,826
                                                      -----------
                                                         252,485
                                                      -----------
          LATIN AMERICA (3.5%)
 10,000   Antofagasta Holding plc (21)                    76,271
500,000   Grupo Fernandez Editores (25)                  105,967
 30,308   Ledesma SA (1)                                  36,375
                                                      -----------
                                                         218,613
                                                      -----------
          GERMANY (3.2%)
    200   Buderus AG (5)                                 111,062
    100   Axel Springer Verlag AG (20)                    88,920
                                                      -----------
                                                         199,982
                                                      -----------
          UNITED KINGDOM (2.4%)
 45,000   ED & F Man (34)                                148,218
                                                      -----------
          SOUTH AFRICA (1.4%)
 15,000   Vaal Reefs Exploration Ltd. ADR (21)            72,188
  2,500   Western Areas Gold Mining Ltd. (21)             16,815
                                                      -----------
                                                          89,003
                                                      -----------
          BELGIUM (1.3%)
    376   Engrais Rosier SA (34)                          80,503
                                                      -----------
          CANADA (1.1%)
  3,000   Noranda, Inc. (21)                              64,629
                                                      ------------


ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO
SCHEDULE OF INVESTMENTS                                  JUNE 30, 1997

                                                              MARKET
SHARES         FOREIGN COMMON STOCK                            VALUE
----------------------------------------------------------------------
         SWEDEN (0.8%)
 5,000   Bylock & Nordsjofrakt AB 'B' (32)                    $23,004
 5,000   Gorthon Lines (32)                                    29,225
                                                        --------------
                                                               52,229
                                                        --------------
         NETHERLANDS (0.6%)
 2,600   German City Estates NV (27)                           35,649
                                                        --------------
         SINGAPORE (0.5%)
 6,500   Singapore Bus Service Ltd. (32)                       31,143
                                                        --------------
         MISCELLANEOUS (0.8%)
25,000   Lonrho plc (34)                                       53,024
                                                        --------------
         TOTAL FOREIGN COMMON STOCK
           (45.3%) (COST $2,736,418)                       $2,837,757
                                                        --------------
         TOTAL COMMON STOCK
             (76.9%) (COST  $4,282,609)                    $4,819,915
                                                        --------------

                                                              MARKET
SHARES               U.S. PREFERRED STOCK                      VALUE
----------------------------------------------------------------------
         MEDIA (1.0%)
 2,000   Cowles Media Co. Pfd.                                $59,000
                                                        --------------
         TOTAL U.S. PREFERRED STOCK
           (1.0%) (COST $46,250)                              $59,000
                                                        --------------

                                                              MARKET
SHARES             FOREIGN PREFERRED STOCK                     VALUE
----------------------------------------------------------------------
         INDONESIA (3.0%)
 2,500   Freeport McMoRan Pfd. 'D' (22)                       $45,625
 4,000   Freeport McMoRan Pfd. 'C' (22)                       118,000
                                                        --------------
                                                              163,625
                                                        --------------
         TOTAL FOREIGN PREFERRED STOCK
           (3.0%) (COST $177,847)                            $163,625
                                                        --------------
         TOTAL PREFERRED STOCK
           (4.0%) (COST $224,097)                            $222,625
                                                        --------------




    FACE                                                      MARKET
   AMOUNT             SHORT-TERM NOTES                         VALUE
---------------------------------------------------------------------
                AEROSPACE (2.9%)
   $184,000     Raytheon                                    $183,969
                   6.050%  due 07-02-97                 -------------



                FINANCE (4.1%)
    260,000     Merrill Lynch
                                                             260,000
                   6.200%  due 07-01-97                 -------------


                RESTAUTANTS (4.9%)

    304,000     McDonalds Corp.                              304,000
                   6.150%  due 07-01-97                 -------------



                TOTAL SHORT-TERM NOTES                      $747,969
                   (11.9%) (COST  $747,969)             -------------



   FACE                                                       MARKET
  AMOUNT                   NON-CONVERTIBLE BONDS               VALUE
---------------------------------------------------------------------
                U.S. DOLLAR (6.1%)
    $50,000     Cemex SA  10.000%
                   due 11-05-99 (6)                          $52,188
    148,500     Federal Republic Of Brazil EI FRN
                   6.875% due 04-15-06 (15)                  137,177
    145,500     Republic of Argentina FRB
                   6.750% due 03-31-05 (15)                  136,860
     50,000     PT Pabrik Kertas Tjiwi Kimia
                   13.250% due 08-01-01 (14)                  57,128
                                                        -------------
                TOTAL NON-CONVERTIBLE BONDS
                       (6.1%) (COST  $300,579)              $383,353
                                                        -------------

   FACE                                                       MARKET
  AMOUNT                  CONVERTIBLE DEBENTURES               VALUE
---------------------------------------------------------------------
                U.S. DOLLAR (1.0%)
    $55,000     Inversiones y Representaciones
                   4.500%  08-02-03 (27)                     $62,150
                                                        -------------
                NON U.S. DOLLAR (1.6%)
    100,000 NZ  Shortland Properties Inc.
                   7.500% due 12-31-98 (27)                   67,374
      1,000 FF  Immobilier Hoteliere
                   5.000% due 01-01-01 (16)                   32,030
                                                        -------------
                                                              99,404
                TOTAL CONVERTIBLE DEBENTURES
                   (2.6%) (COST  $152,921)                  $161,554
                                                        -------------
                TOTAL HOLDINGS
                   (COST  $5,708,175)(a)                  $6,335,416
                                                        =============


(a) Also represents cost for Federal income tax purposes.

Foreign Currencies
NZ - New Zealand Dollar
FF - French Franc

      Industry Classifications
       (1)  Agriculture
       (2)  Automotive
       (3)  Banking
       (4)  Building Products
       (5)  Capital Goods
       (6)  Cement
       (7)  Chemicals
       (8)  Computer Products
       (9)  Consumer Products
      (10)  Electrical Products
      (11)  Electronics
      (12)  Energy and Oil
      (13)  Food & Beverage
      (14)  Forest Products
      (15)  Governmental
      (16)  Hotels
      (17)  Health Care
      (18)  Insurance
      (19)  Machinery
      (20)  Media
      (21)  Metal (non-ferrous)
      (22)  Mining
      (23)  Packaging
      (24)  Paper
      (25)  Publishing
      (26)  Rail Equipment
      (27)  Real Estate
      (28)  Retailing
      (29)  Services
      (30)  Steel
      (31)  Textile
      (32)  Transportation
      (33)  Utilities

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

                                                     JUNE 30, 1997

Assets:
   Investments in securities at market
     value (note 1) (Cost $5,708,175) . .........      $6,335,416
   Cash in bank .................................         (24,725)
   Unrealized gain on forward currency
     contracts (note 5) .........................          14,507
   Receivable for fund shares sold ..............           4,584
   Receivable for securities sold ...............          67,998
   Dividends and accrued interest receivable . ..          28,685
   Deferred organizational expenses (note 1) ....           1,214
   Other . ......................................           1,250
                                                   ---------------
     Total assets . .............................       6,428,929
                                                   ---------------
Liabilities:
   Unrealized loss on forward currency
     contracts (note 5) . .......................             709
   Payable for securities purchased . ...........         105,606
   Payable for investment management
     services (note 3) ..........................           9,239
   Accrued 12b-1 fees (note 6) ..................           3,788
   Other accrued expenses . .....................          11,320
   Payable for fund shares redeemed .............           2,433
                                                   ---------------
     Total liabilities ..........................         133,095
                                                   ---------------

Net assets at market value ......................      $6,295,834
                                                   ===============
Net assets consist of:
   Par value, $.001 per share . .................            $534
   Paid-in capital in excess of par value . .....       5,458,465
   Accumulated undistributed net realized .......
     gain on investments . ......................         199,558
   Net unrealized appreciation (depreciation) on:
     Investments (note 1) .......................         627,241
     Foreign currency related transactions ......            (860)
     Forward currency contracts (note 5). .......          13,798
   Overdistributed net investment income . ......          (2,902)
                                                   ---------------
Net assets at market value ......................      $6,295,834
                                                   ===============
Shares outstanding. .............................         534,162

Net asset value per share .......................          $11.79
                                                   ===============
Maximum offering price per share ($11.79/95%). ..          $12.41
                                                   ===============



STATEMENT OF OPERATIONS

                                    YEAR ENDED JUNE 30, 1997

Investment income:
  Interest .............................                  $76,483
  Dividends (a). .......................                  146,235
                                                   ---------------

    Total investment income ............                  222,718

Expenses:
  Management fees (note 3) .............                   52,669
  12b-1 fees (note 6). .................                   14,630
  Custodian fees (note 3) ..............                   33,615
  Directors' fees ......................                      980
  Professional fees ....................                    4,172
  Transfer agent fees . ................                   15,250
  Filing fees . ........................                    5,250
  Organizational expense (note 1) . ....                      522
  Other. ...............................                    2,431
                                                   ---------------

    Total expenses .....................                  129,519
                                                   ---------------
    Less expenses voluntarily reduced
      or reimbursed (note 3). ..........                  (10,899)
                                                   ---------------

    Net expenses .......................                  118,620
                                                   ---------------

    Net investment income ..............                  104,098
                                                   ---------------

Realized and unrealized gain on
  investments and foreign currency:
  Net realized gain from:
    Investments. .......................                  296,332
    Forward currency related transactions.                 92,434
  Net increase (decrease) in unrealized
    appreciation (depreciation) on:
      Investments ......................                  155,933
      Foreign currency related transactions               (20,550)
                                                   ---------------

      Net gain on investments ..........                  524,149
                                                   ---------------
      Net increase in net
      assets from operations ...........                 $628,247
                                                   ===============

(a)  Net of $6,626 foreign taxes withheld.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended             Year Ended
                                                                                             June 30, 1997          June 30, 1996
                                                                                             -------------          -------------
From operations:
   Net investment income ...........................................................          $   104,098           $   70,137
   Realized gain on investments and foreign currency related transactions ..........              388,766               217,196
   Unrealized gain on investments and foreign currency related transactions ........              135,383               465,907
                                                                                              -----------           -----------
       Net increase in assets from operations ......................................              628,247               753,240
                                                                                              -----------           -----------
Dividends and distributions to shareholders:
   Dividends paid from net investment income .......................................             (109,924)              (67,258)
   Capital gains and foreign currency related transactions distributions ...........             (345,450)              (61,081)
                                                                                              -----------           -----------
       Total dividends and distributions ...........................................             (455,374)             (128,339)
                                                                                              -----------           -----------
From capital share transactions (note 4):
   Received from shares sold .......................................................              966,852             1,281,031
   Received from dividends reinvested ..............................................              277,521                90,643
   Paid for shares redeemed ........................................................             (784,457)             (190,480)
                                                                                              -----------           -----------
     Increase in net assets derived from capital share transactions ................              459,916             1,181,194
                                                                                              -----------           -----------
         Increase in net assets ....................................................              632,789             1,806,095
                                                                                              -----------           -----------
Net Assets:
   Beginning of period .............................................................            5,663,045             3,856,950
                                                                                              -----------           -----------
   End of period (a) ...............................................................           $6,295,834           $ 5,663,045
                                                                                              ===========           ===========
(a)  Includes undistributed (overdistributed) net investment income of .............              ($2,902)          $     2,924
                                                                                              ===========           ===========

FINANCIAL HIGHLIGHTS


                                                                                                       11-1-94
                                                                                Years Ended June 30,      to
                                                                                  1997       1996      6-30-95
----------------------------------------------------------------------------------------------------  --------
Per share data:
Net asset value, beginning of period ......................................      $11.48     $10.01     $10.00
Income from investment operations:
   Net investment income ..................................................        0.20       0.16       0.17
   Net realized and unrealized gain on
     investments and foreign currency transactions ........................        0.99       1.61       0.13
                                                                                 ------     ------     ------
     Total income from investment operations ..............................        1.19       1.77       0.30
                                                                                 ------     ------     ------
Less distributions:
   Dividends from net investment income ...................................       (0.21)     (0.16)     (0.17)
   Distributions from net realized capital gains and
     foreign currency transactions ........................................       (0.67)     (0.14)     (0.12)
                                                                                 ------     ------     ------
     Total distributions ..................................................       (0.88)     (0.30)     (0.29)
                                                                                 ------     ------     ------
Net asset value, end of period ............................................      $11.79     $11.48     $10.01
                                                                                 ======     ======     ======
Total return ..............................................................       11.11%     17.84%      2.99%(b)

Ratios and supplemental data: Ratios net of fees reimbursed by advisor (c):
   Expenses ...............................................................        2.02%      2.14%      2.05%(a)
   Net investment income ..................................................        1.78%      1.49%      2.85%(a)
Ratios assuming no fees reimbursed by advisor:
   Expenses ...............................................................        2.21%      2.14%      2.05%(a)
   Net investment income ..................................................        1.59%      1.49%      2.85%(a)

Average commission rate (d) ...............................................       $0.01        N/A        N/A
Portfolio turnover rate ...................................................           6%        26%         8%
Net assets at end of period (millions) ....................................       $ 6.3     $  5.7     $  3.9

(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized)
(c)  The advisor has elected to reimburse certain operating expenses of the Global Contrarian portfolio.
(d)  Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purcahsed and sold for which commissions were charged.

   The accompanying notes are an integral part of these financial statements.

CORE GROWTH PORTFOLIO
ONE FUND, INC.

OBJECTIVE

To provide long-term capital growth. Current income is incidental. Normally at least 90% of the assets of this portfolio will be invested in common stocks. Selection of stocks is not limited with regard to whether stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size.


PERFORMANCE AS OF JUNE 30, 1997
AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
Since inception (11/1/96)   (1.40%)          (6.36)%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

COMMENTS

The Russell 3000 has outperformed the Core Growth portfolio since its inception in November of 1996, primarily due to the market's attraction to large-cap stocks. The Russell 3000 index is comprised of the 3000 largest U.S. companies, and while the Core Growth Portfolio is an all-cap portfolio, our focus on high-earning companies leads us to invest also in the small to mid-cap range. These sectors have lagged the large caps since the inception of the fund. The strong performance of the big caps is in many ways a positive sign for the broader market. It suggests that investors still believe strongly in domestic equities, and as the economy remains stable it can only be a matter of time before that support spreads to smaller stocks as well. The market's appetite for growth will inevitably be drawn to the smaller companies achieving some of the most consistent and impressive gains in earnings and revenues.

   If investors are once again willing to look at smaller companies and reward real growth in earnings - which hasn't been the case for more than a year, then we believe there will be some very positive days ahead for the types of companies we focus on. If growth stocks, and the technology sector in particular, can make it through the summer with only minor see-sawing, it will bode well for the second half of 1997 and our style of investing. If investors are once again willing to look at smaller companies and reward real growth in earnings - which hasn't been the case for more than a year - then we believe there will be some very positive days ahead for the type of companies in which we invest.

CHANGE IN VALUE OF $10,000 INVESTMENT

                 Core Growth Portfolio
                (with max. sale charge)
         (Commenced operations November 1, 1996)     Russell 3000 Index

11/01/96               9,500                               10,000
12/31/96               9,392                               10,597
6/30/97                9,364                               11,128

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

TOP 10 STOCKS AS OF JUNE 30, 1997

                                               % of Portfolio
1.  Advanced Fibre Communications                    2.3
2.  Cambridge Technology                             2.1
3.  Sitel                                            2.1
4.  Varco International                              2.1
5.  Blyth Industries                                 1.9
6.  Visio Software                                   1.9
7.  Omnicare                                         1.9
8.  Parexel                                          1.9
9.  Gartner Group                                    1.8
10. Tellabs                                          1.8

TOP 5 INDUSTRIES AS OF JUNE 30, 1997

                                               % of Portfolio
Computer & Related                                 21.4
Business Services                                  17.5
Medical & Related                                  11.6
Communications                                      8.1
Drugs                                               4.9



The prices of small company stocks are generally more volatile than the prices of large company stocks.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS                            JUNE 30, 1997

  FACE                                                  MARKET
 AMOUNT     REPURCHASE AGREEMENTS                        VALUE
------------------------------------------------------------------
            FINANCIAL (13.5%)
 742,000    Star Bank 5.250% due 07-01-97
              repurchase price $742,108
              collateralized by GNMA certificates,
              pool # 5359
              due 01-20-24 (cost $740,000)                $742,000
                                                     -------------
            TOTAL REPURCHASE AGREEMENTS
               (13.5%) (COST $742,000)                    $742,000
                                                     -------------

                                                        MARKET
  SHARES                  COMMON STOCK                   VALUE
------------------------------------------------------------------
            AUTOMOTIVE AND RELATED (3.3%)
   1,800    Harley Davidson, Inc.                          $86,288
   5,850  * Miller Industries, Inc.                         93,600
                                                     -------------
                                                           179,888
                                                     -------------
            BUSINESS SERVICES (17.5%)
   2,500  * Appolo Group A                                  88,125
   2,500  * Accustaff, Inc.                                 59,219
   3,600  * Cambridge Technology Partners                  115,200
   2,300  * Corrections Corp. of America                    91,425
   2,900  * CUC International Inc.                          74,856
   2,300  * DST Systems, Inc.                               76,619
   2,800  * Gartner Group                                  100,625
   1,200  * HFS Inc.                                        69,600
   5,500  * Sitel Corp.                                    113,437
   3,800  * Teletech Holdings, Inc.                         99,038
   2,300  * US Office Products Corp.                        70,294
                                                     -------------
                                                           958,438
                                                     -------------
            COMMUNICATIONS (8.1%)
   2,800  * ADC Telecommunications                          93,450
   2,100  * Advanced Fibre Communications                  126,787
   2,300  * LCI International                               50,313
   3,200  * Pairgain                                        49,600
   1,800  * Tellabs Inc.                                   100,575
   1,800  * Videoserver, Inc.                               23,850
                                                     -------------
                                                           444,575
                                                     -------------
            COMPUTER AND RELATED (21.4%)
   2,600  * Aspen Technology, Inc.                          97,825
   1,400  * CDW Computer Centers Inc.                       74,288
   1,100  * Computer Sciences                               79,337
     200  * Dell Computer                                   23,487
     400  * Electronics for Imaging, Inc.                   18,900
   1,400    HBO & Co.                                       96,425
   2,300  * HNC Software                                    87,688
     400  * International Network Services                  10,400
   1,800  * Manugistics                                     80,100
     300  * Microtouch                                       6,900
   1,400  * Parametric Technology Corp.                     59,588
     900  * RWD Technologies                                15,525
   2,600  * Rational Software Corp.                         43,712
   1,500  * Remedy Corp.                                    60,000
   3,500  * Scopus Technology                               78,312
   2,400  * Security Dynamics Technologies, Inc.            88,500
   2,000  * Sterling Commerce                               65,750
   2,245  * Synopsys, Inc.                                  82,504
   1,500  * Visio Software                                 105,750
                                                     -------------
                                                         1,174,991
                                                     -------------


                                                        MARKET
SHARES           COMMON STOCK                            VALUE
------------------------------------------------------------------
         CONSUMER GOODS (1.9%)
3,150  * Blyth Industries, Inc.                           $106,312
                                                       -----------
         DRUGS (4.9%)
2,070  * Dura Pharmaceuticals, Inc.                         82,541
  800    Eli Lilly                                          87,450
3,200  * Parexel International                             101,600
                                                       -----------
                                                           271,591
                                                       -----------
         ELECTRICAL EQUIPMENT (3.0%)
1,600  * Altera Corp.                                       80,800
2,750  * Microchip Technology                               81,813
                                                       -----------
                                                           162,613
                                                       -----------
         ENTERTAINMENT AND LEISURE (1.5%)
2,500  * Regal Cinemas                                      82,500
                                                       -----------
         FINANCIAL SERVICES (3.4%)
1,600    Associates First Capital                           88,800
3,300    Money Store                                        94,669
                                                       -----------
                                                           183,469
                                                       -----------
         HOTEL/LODGING (1.0%)
  900  * Capstar Hotel                                      28,800
  800  * Signature Resorts                                  27,650
                                                       -----------
                                                            56,450
                                                       -----------
         INDUSTRIAL SERVICES (2.6%)
  800  * Cognex Corp.                                       21,200
2,000  * USA Waste Services, Inc.                           77,250
1,100  * United Waste Systems                               45,100
                                                       -----------
                                                           143,550
                                                       -----------
         MEDICAL AND RELATED (11.6%)
1,000  * Gulf Southern Medical Supply                       19,500
3,500  * Health Management Assoc., Inc.                     99,750
3,300    Omnicare, Inc.                                    103,537
1,400  * Oxford Health                                     100,450
2,000  * Pediatrix Medical Group                            91,625
2,720  * Phycor Inc.                                        93,670
3,900  * Physician Sales & Service                          74,100
  750  * Quintilies Transnational                           52,219
                                                       -----------
                                                           634,851
                                                       -----------
         OIL, ENERGY AND NATURAL GAS (3.2%)
  600  * Hanover Compressor Co.                             11,700
1,000  * Seacor Holdings                                    52,313
3,500  * Varco International                               112,875
                                                       -----------
                                                           176,888
                                                       -----------
         RETAIL (1.1%)
2,400  * West Marine                                        61,800
                                                       -----------
         TEXTILES (2.0%)
  500  * Ralph Lauren                                       13,687
  500    St. John Knits                                     27,000
1,700  * Tommy Hilfiger                                     68,319
                                                       -----------
                                                           109,006
                                                       -----------
         TRANSPORTATION (0.6%)
1,300  * Eagle USA Airfreight                               35,262
                                                       -----------
         TOTAL COMMON STOCK (86.9%)
            (COST  $4,566,713)                          $4,782,184
                                                       -----------
         TOTAL HOLDINGS
         (COST  $5,308,713)(a)                          $5,524,184
                                                        ==========

*   Non income producing security.
(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES

                                                    June 30, 1997
Assets:
   Investments in securities at market
     value (note 1) (Cost $5,308,713) .........        $5,524,184
   Cash in bank ...............................               557
   Receivable for fund shares sold ............             4,899
   Dividends and accrued interest receivable ..               149
   Receivable for securities sold .............             5,150
   Other ......................................             1,810
                                                      -----------
     Total assets .............................         5,536,749
                                                      -----------
Liabilities:
   Payable for fund shares redeemed ...........            29,475


   Payable for securities purchased ...........            11,700
   Payable for investment management
     services (note 3) ........................             4,408
   Accrued 12b-1 fees (note 6) ................             2,965
   Other accrued expenses .....................             5,317
                                                      -----------
     Total liabilities ........................            53,865
                                                      -----------

Net assets at market value ....................        $5,482,884
                                                      ===========

Net assets consist of:
   Par value, $.001 per share .................        $      556
   Paid-in capital in excess of par value .....         5,421,174
   Accumulated undistributed net realized
     loss on investments ......................          (154,317)
   Net unrealized appreciation on investments .           215,471
                                                      -----------


Net assets at market value ....................        $5,482,884
                                                      ===========

Shares outstanding. ...........................           555,870

Net asset value per share .....................        $     9.86
                                                      ===========
Maximum offering price per share ($9.86/95%) ..        $    10.38
                                                      ===========



STATEMENT OF OPERATIONS

                  For the period November 1, 1996 to June 30, 1997

Investment income:
  Interest ............................................   $20,482
  Dividends. ..........................................     1,167
                                                        ---------

    Total investment income ...........................    21,649
                                                        ---------

Expenses:
  Management fees (note 3) ............................    27,257
  12b-1 fees (note 6) .................................     7,173
  Custodian fees (note 3) .............................     3,800
  Directors' fees .....................................       330
  Professional fees ...................................     1,192
  Transfer agent fees .................................    16,800
  Filing fees .........................................     2,000
  Other. ..............................................     4,248
                                                        ---------

    Total expenses ....................................    62,800
                                                        ---------
    Less expenses voluntarily reduced
      or reimbursed (note 3) ..........................    (2,322)
                                                        ---------

    Net expenses ......................................    60,478
                                                        ---------

    Net investment loss ...............................   (38,829)
                                                        ---------

  Realized and unrealized gain (loss) on investments:
   Net realized loss from investments .................  (154,317)
   Net increase in unrealized
    appreciation on investments .......................   215,471
                                                        ---------

      Net gain on investments .........................    61,154
                                                        ---------

      Net increase in net
      assets from operations ..........................   $22,325
                                                        =========




   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                              11-1-96
                                                                                to
                                                                              6-30-97
                                                                             ------------
From operations:
   Net investment loss ............................................             ($38,829)
   Realized loss on investments ...................................             (154,317)
   Unrealized gain on investments .................................              215,471
                                                                             -----------
       Net increase in assets from operations .....................               22,325
                                                                             -----------
From capital share transactions (note 4):
   Received from shares sold ......................................            5,793,191
   Paid for shares redeemed .......................................             (332,632)
                                                                             -----------
     Increase in net assets derived from capital share transactions            5,460,559
                                                                             -----------
         Increase in net assets ...................................            5,482,884
                                                                             -----------
Net Assets:
   Beginning of period ............................................                    0
                                                                             -----------
   End of period (a) ..............................................           $5,482,884
                                                                             ===========
(a)  Includes undistributed net investment loss of ................             ($38,829)
                                                                             ===========

FINANCIAL HIGHLIGHTS

                                                                               11-1-96
                                                                                 to
                                                                               6-30-97
                                                                             -----------
Per share data:
Net asset value, beginning of period ..............................               $10.00
Income from investment operations:
   Net investment loss ............................................                (0.08)
   Net realized and unrealized gain on
     investments ..................................................                (0.06)
                                                                             -----------
     Total income from investment operations ......................                (0.14)
                                                                             -----------
Net asset value, end of period ....................................                $9.86
                                                                             ===========
Total return ......................................................                (1.40%)(b)

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
   Expenses .......................................................                 1.35% (a)
   Net investment loss ............................................                (0.87%)(a)

Ratios assuming no fees waived or reimbursed by advisor:
   Expenses .......................................................                 1.40%(a)
   Net investment loss ............................................                (0.82%(a)

Average commission rate (d) .......................................                $0.05
Portfolio turnover rate ...........................................                   80%
Net assets at end of period (millions) ............................                 $5.5

(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized)
(c)  The advisor has reimbursed certain operating expenses of the Core Growth Portfolio.
(d)  Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

ONE Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified open-end management investment company. The Fund is a series investment company which consists of nine separate investment portfolios that seek the following investment objectives:

MONEY MARKET PORTFOLIO - current income consistent with preservation of capital and liquidity.
TAX-FREE INCOME PORTFOLIO - high current income exempt from federal income taxes.
INCOME PORTFOLIO - high current income. Preservation of capital is a secondary objective.
INCOME & GROWTH PORTFOLIO - moderate income with the potential for increasing income over time. Growth of capital is also a primary objective.
GROWTH PORTFOLIO - long-term capital growth.
SMALL CAP PORTFOLIO - maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.
INTERNATIONAL PORTFOLIO - long-term capital growth by investing primarily in common stocks of foreign companies.
GLOBAL CONTRARIAN PORTFOLIO - long-term growth of capital by investing in foreign and domestic securities believed to be under valued or presently out of favor.
The following portfolio commenced operations on November 1, 1996: CORE GROWTH PORTFOLIO - long-term capital appreciation.

The following is a summary of significant accounting policies:

Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. Premiums and discounts are amortized on a straight line basis. For the Money Market, Income, and Tax-Free Income portfolios, all of the undistributed net income is accrued as daily dividends to shareholders of record immediately before each computation of the net asset value of these portfolios. Dividends (representing net investment income) will normally be paid monthly to the shareholders of these three portfolios. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Accumulated net realized capital gains are distributed to shareholders at least once a year.

For all other portfolios, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last bid price as of the close of trading on the Exchange. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation.

Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International and Global Contrarian Portfolios, would not be reflected in the computation of the portfolios' net asset values. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contract). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

ONE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1997

Each portfolio other than the Money Market Portfolio may, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc.'s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of the International and Global Contrarian Portfolios in which dividends are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the first-in, first-out method.

The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International and Global Contrarian Portfolios are translated into U.S. dollars on the following basis:
(1) market value of investments, other assets and liabilities--at exchange rates prevailing at the end of the period.
(2) purchases and sales of investments, income and expenses--at the rates of exchange prevailing on the respective dates of such transaction.

Although the net assets and the market value of the portfolios are presented at the foreign exchange rates at the end of the period, the portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, the portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to Federal income tax regulations.

Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the portfolio under the 1940 Act.

ONE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1997

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassification was made in the Core Growth Portfolio: accumulated net investment loss has been decreased by $38,829, resulting in a reclassification adjustment to decrease Paid-in capital in excess of par value by $38,829. This reclassification has no effect on net assets or net asset value per share.

For Federal income tax purposes, the Tax-Free Income, Income and Core Growth Portfolios had net capital losses of $11,340, $103,545 and $154,317 respectively at June 30, 1997. If not offset by subsequent capital gains, $54,379 will expire June 30, 2003 in the Income Portfolio, $7,298 and $49,166 will expire June 30, 2004 in the Tax-Free Income and Income Portfolios, respectively, and $4,042 and $154,317 will expire June 30, 2005 in the Tax-Free Income and Core Growth Portfolios, respectively. The Board of Directors does not intend to authorize a distribution of any net realized gain for the portfolios until the capital loss carryovers have been offset or expire.

It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from Federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for Federal income taxes has been made.

Most expenses of the Fund can be directly attributed to a portfolio. Expenses which cannot be directly attributed are allocated between the portfolios in the Fund based on average net assets.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The gross unrealized appreciation and depreciation on investments in each portfolio as of June 30, 1997 were as follows:


                                                             PORTFOLIO
                    --------------------------------------------------------------------------------------------------------------
                    TAX-FREE                   INCOME &                      SMALL      INTERNATIONAL      GLOBAL          CORE
                     INCOME       INCOME        GROWTH        GROWTH          CAP                        CONTRARIAN       GROWTH
                    --------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation....   594,544      140,050      3,817,205    4,461,414      1,038,303       3,264,901        963,855       532,287
  Depreciation..           0      (32,850)       (69,587)    (366,308)      (182,970)       (861,873)      (336,614)     (316,816)
Net unrealized:
  Appreciation       594,544      107,200      3,747,618    4,095,106        855,333       2,403,028        627,241       215,471


The Money Market, Income, Income & Growth, and Growth Portfolios were organized on May 12, 1992 with the commencement of operations on August 18, 1992. The International Portfolio was organized on March 18, 1993 with commencement of operations on April 30, 1993. The Small Cap, Tax-Free Income and Global Contrarian Portfolios were organized on September 15, 1994 with the commencement of operations on November 1, 1994. The Core Growth Portfolio was organized on August 22, 1996 with the commencement of operations on November 1, 1996. Organizational expenses of approximately $68,000 were incurred with the start up of the original four portfolios, $11,590 with the start up of the International Portfolio and $7,813 with the Small Cap, Tax-Free, and Global Contrarian Portfolios. Such expenses will be charged against operations on a straight line basis over a period of 60 months from the commencement of operations of the respective portfolios. The Fund's sponsoring entity, Ohio National Life Insurance Company (ONLIC), has agreed that it shall continue to hold the initial shares purchased by it for at least as long as unamortized deferred organizational expenses continue to be carried as an asset of the Fund. The initial shares purchased were 25,000 shares of the Money Market Portfolio, 2,500 shares each of the Income, Income & Growth, and Growth Portfolios and 100 shares each of the International, Small Cap, Tax-Free Income, Global Contrarian and Core Growth Portfolios. ONLIC and its affiliates have also purchased additional shares of each portfolio and as of June 30, 1997 the additional shares owned were as follows: 6,496,306 shares of the Money Market Portfolio, 553,940 shares of the Tax-Free Income Portfolio, 508,244 shares of the Income Portfolio, 345,432 shares of the Income &

ONE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1997

Growth Portfolio, 237,631 shares of the Growth Portfolio, 211,503 shares of the Small Cap Portfolio, 267,042 shares of the Global Contrarian Portfolio, and 250,000 shares of the Core Growth Portfolio.

(2) INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) from July 1, 1996 to June 30, 1997 were as follows:


                                                                    PORTFOLIO
                  -----------------------------------------------------------------------------------------------------------------
                    TAX-FREE                     INCOME &                        SMALL                          GLOBAL       CORE
                     INCOME        INCOME        GROWTH          GROWTH          CAP       INTERNATIONAL     CONTRARIAN    GROWTH
                  -----------------------------------------------------------------------------------------------------------------
Stocks &
Bonds:
  Purchases.....   860,370       338,858        2,409,535     3,180,333      1,495,002       4,898,161       1,349,218   6,694,358
  Sales.........   408,000       259,554        1,482,659     3,076,547      1,462,224       1,315,778         296,338   1,975,371
U.S. Govt.......
Obligations:
  Purchases.....    --             --           --             --             --             --              --          --
  Sales.........    --           405,500        --             --             --             --              --          --


(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS
    The Fund has an investment advisory agreement with ONI, a wholly owned subsidiary of ONLIC, under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services, the Fund pays ONI a fee based on the average daily net asset value of each portfolio's assets.

For assets held in the Money Market, Tax-Free Income, Income, Income & Growth, Growth, and Small Cap Portfolios, the fees are as follows:


                                                               PORTFOLIO
                    --------------------------------------------------------------------------------------------------------
                     MONEY             TAX-FREE                                                                      SMALL
                     MARKET             INCOME             INCOME         INCOME & GROWTH        GROWTH               CAP
                    --------------------------------------------------------------------------------------------------------
First $100 mil......  0.30%               0.60%              0.50%              0.50%              0.50%              0.65%
Next $150  mil......  0.25%               0.50%              0.40%              0.40%              0.40%              0.55%
Over $250  mil......  0.20%               0.40%              0.30%              0.30%              0.30%              0.45%


For the International and Global Contrarian Portfolios, ONI is paid a fee at an annual rate of 0.90% of each Portfolios' average daily net asset values. ONI then pays Societe Generale Asset Management Corporation (SGAM) fees at an annual rate of 0.75% of the average daily net asset values for directing the investment and reinvestment of each portfolios' assets pursuant to a sub-advisory agreement between ONI and SGAM dated May 1, 1996. For the Core Growth Portfolio, ONI is paid a fee at an annual rate of 0.95% of the portfolio's average daily net asset value. ONI then pays Pilgrim Baxter & Associates (PBA) a fee at an annual rate of 0.75% of the average daily net asset value of the first $50 million of Portfolio assets, 0.70% of the next $100 million and 0.50% of portfolio assets in excess of $150 million for directing the investment and reinvestment of the portfolio's assets pursuant to a sub-advisory agreement between ONI and PBA dated November 1, 1996.

The advisor is presently waiving 0.15% of its management fees for certain portfolios. Management fees waived by ONI for the year ended June 30, 1997 were $37,694 ($0.002 per share), $13,228 ($0.021 per share), $12,594 ($0.018 per share), $21,373 ($0.024 per share), $22,671 ($0.029 per share) and $9,644
($0.025 per share) for the Money Market, Tax-Free Income, Income, Income & Growth, Growth and Small Cap Portfolios, respectively. Under the agreement between the Fund and ONI, ONI has agreed to reimburse the portfolios for expenses, other than advisory fees, 12b-1 fees, taxes and interest, in excess of 1% of their average daily net assets. For the year ended June 30, 1997, the reimbursement was $3,587, $7,469, $2,816, $19,110 $10,899 and $2,322 for the
Money Market, Income, Small Cap, International, Global Contrarian and Core Growth Portfolios, respectively.

ONE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1997

Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $850 plus $200 for each meeting attended.

Through December 31, 1996, the Fund's transfer agent and dividend paying agent was The Provident Bank, One East Fourth Street, Cincinnati, Ohio. The Provident Bank was also the custodian for those portfolios other than the International and Global Contrarian Portfolios. Effective January 1, 1997, American Data Services, Inc., 24 West Carver Street, Huntington, New York became the new transfer agent and dividend paying agent for the fund. Also effective January 1, 1997, Star Bank, 425 Walnut Street, Cincinnati, Ohio became the new custodian for those portfolios other than the International and Global Contrarian Portfolios. The custodian for the International and Global Contrarian Portfolios is Investors Fiduciary Trust Company, 127 West Tenth Street, Kansas City, Missouri. For International and Global Contrarian Portfolio assets held outside the United States, Star Bank and Investors Fiduciary Trust Company enter into subcustodial agreements, subject to approval by the Board of Directors.

Certain directors and officers of the Fund are also directors and officers of ONI and ONLIC.

(4) CAPITAL SHARE TRANSACTIONS
Capital share transactions for the years ended June 30, 1997 and 1996 were as follows:


                                     MONEY MARKET                    TAX-FREE INCOME                  INCOME
                              -----------------------------    --------------------------   ----------------------------
                               YEAR ENDED     YEAR ENDED        YEAR ENDED   YEAR ENDED      YEAR ENDED     YEAR ENDED
                                 6-30-97        6-30-96          6-30-97       6-30-96         6-30-97       6-30-96
                              -----------------------------    --------------------------   ----------------------------
Capital shares
  issued on sales .......      17,151,447     13,411,231         39,876        29,199          20,785         79,707
Capital shares issued
  on reinvested dividends         545,914        821,475         14,155        28,673          23,352         44,241
Capital shares redeemed        19,142,752     12,570,685         20,980         6,062          93,120        126,327

                                     INCOME &  GROWTH                    GROWTH                       SMALL CAP
                              -----------------------------    --------------------------   ----------------------------
                               YEAR ENDED     YEAR ENDED        YEAR ENDED   YEAR ENDED      YEAR ENDED     YEAR ENDED
                                 6-30-97        6-30-96          6-30-97       6-30-96         6-30-97       6-30-96
                              -----------------------------    --------------------------   ----------------------------
Capital shares
  issued on sales .......      184,505        205,769           160,092       241,707          77,889         98,533
Capital shares issued
  on reinvested dividends       32,135         35,442            25,550        39,278          16,545          9,214
Capital shares redeemed..      178,596         65,893           187,890        56,076          51,087         34,177

                                    INTERNATIONAL                   GLOBAL CONTRARIAN       CORE GROWTH
                              -----------------------------    --------------------------   -------------
                               YEAR ENDED     YEAR ENDED        YEAR ENDED   YEAR ENDED      11-1-96 TO
                                 6-30-97        6-30-96          6-30-97       6-30-96         6-30-97
                              -----------------------------    --------------------------   -------------
Capital shares
  issued on sales .....        324,624        269,792            88,240       116,554         592,472
Capital shares issued
  on reinvested dividends       73,771         45,454            22,545         8,493               0

Capital shares redeemed.       190,431        201,916            69,858        17,222          36,602


Sales charges imposed on capital shares sold by The O.N. Equity Sales Company (ONESCO), the Fund's principal underwriter, a wholly-owned subsidiary of ONLIC, for the year ended June 30, 1997 were approximately $4,838, $9,432, $4,721, $71,902, $60,327, $26,344, $138,607, $26,228, and $68,350 for the Money Market,
Tax-Free Income, Income, Income & Growth, Growth, Small Cap, International, Global Contrarian and Core Growth Portfolios, respectively.

ONE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1997

The Fund is authorized to issue 10 billion of its capital shares. The Money Market Portfolio has been allocated 200 million shares and the other eight portfolios have been allocated 100 million shares each. The remaining shares have not been allocated.

(5) COMMITMENTS

The International and Global Contrarian Portfolios enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. As of June 30, 1997, the International and Global Contrarian Portfolios had entered into forward currency contracts, as set forth below summarized by currency:

                             INTERNATIONAL PORTFOLIO

 SETTLEMENT     CURRENCY TO BE DELIVERED       U.S. $ VALUE     CURRENCY TO BE RECEIVED     U.S. $ VALUE         UNREALIZED
DATES THROUGH   AMOUNT            TYPE          AT 06/30/97      AMOUNT         TYPE        AT 06/30/97       GAIN        LOSS
-------------   ------            ----          -----------      ------         ----        -----------       ----        ----
  09/10/97         364,000    Swiss Franc          $  251,451      259,040   U.S. Dollar       $  259,040    $  7,589
  01/08/98         911,500    Swiss Franc             638,708      635,103   U.S. Dollar          635,103               $ (3,605)
  09/17/97         207,000   Deutsche Mark            119,415      122,028   U.S. Dollar          122,027       2,612
  01/15/98         515,000   Deutsche Mark            299,758      308,040   U.S. Dollar          308,040       8,282
  08/08/97       6,755,000    French Franc          1,152,317    1,279,966   U.S. Dollar        1,279,965     127,648
  08/08/97          54,085    U.S. Dollar              54,085      315,000  French Franc           53,735                   (350)
  01/22/98         564,500    French Franc             97,401       99,507   U.S. Dollar           99,507       2,106
  09/24/97     147,150,000    Japanese Yen          1,300,831    1,301,493   U.S. Dollar        1,301,493         662
  01/29/98      23,250,000    Japanese Yen            209,364      208,431   U.S. Dollar          208,431                   (933)
                                             ----------------                             --------------- ----------- ----------

                                                   $4,123,330                                  $4,267,341    $148,899    $(4,888)
                                                   ==========                             ======================================

                                                    GLOBAL CONTRARIAN PORTFOLIO

 SETTLEMENT     CURRENCY TO BE DELIVERED       U.S. $ VALUE      CURRENCY TO BE RECEIVED     U.S. $ VALUE        UNREALIZED
DATES THROUGH   AMOUNT            TYPE          AT 06/30/97      AMOUNT          TYPE        AT 06/30/97       GAIN       LOSS
-------------   ------            ----          -----------      ------          ----        -----------       ----       ----
  08/08/97         664,000    French Franc         $  113,270      126,626   U.S. Dollar        $  126,626    $ 13,356
  08/08/97          40,285    U.S. Dollar              40,285      232,000   French Franc           39,576               $ (709)
  09/24/97          56,391    U.S. Dollar              56,391    6,497,000   Japanese Yen           57,435       1,044
  09/24/97      24,000,000    Japanese Yen            212,164      212,272   U.S. Dollar           212,271         107
                                             ----------------                              --------------- ----------- --------

                                                   $  422,110                                   $  435,908    $ 14,507   $ (709)
                                             ================                              =============== =========== =========

(6) DISTRIBUTION PLAN

The Fund has a distribution agreement (12b-1 Plan) with ONESCO under the terms of which the Fund pays a fee for shareholder service and sales of Fund shares based on the average daily net assets of the portfolio. For those assets not in the Money Market Portfolio, the fee is at an annual rate of 0.25% of average net assets and can increase to 0.30% for sales representatives who service $5 million or more of Fund shares. The fee for the Money Market Portfolio is 0.15% of average net assets and can increase to a maximum of 0.17% for the aforementioned servicing level.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
ONE Fund, Inc.:

We have audited the accompanying statements of assets and liabilities and the schedules of investments of ONE Fund, Inc. (comprising, respectively, the Money Market, Tax-Free Income, Income, Income & Growth, Growth, Small Cap, International, Global Contrarian and Core Growth Portfolios) as of June 30, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios comprising ONE Fund, Inc. as of June 30, 1997, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP

Cincinnati, Ohio
July 29, 1997







--------------------------------------------------------------------------------

Directors and Officers of ONE Fund, Inc.

John J. Palmer, President and Director
Ronald L. Benedict, Secretary and Director
George E. Castrucci, Director
Ross Love, Director
George M. Vredeveld, Director
Joseph P. Brom, Vice President

Michael A. Boedeker, Vice President
David G. McClure, Vice President
Stephen T. Williams, Vice President
Dennis R. Taney, Treasurer
Amy D. Starkey, Assistant Secretary